UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
SCHEDULE 14A	Estimated average burden hours per response... 14

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

GSI Lumonics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

SEC 1913 (04-05) Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

39 Manning Road
Billerica, Massachusetts 01821
(978) 439-5511

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, May 26, 2005

NOTICE IS HEREBY GIVEN that the annual and special meeting of shareholders of GSI Lumonics Inc., a New Brunswick corporation, which we refer to in this notice and in the attached management proxy circular as the Company, will be held at 9:00 a.m. (EDT) on Thursday, May 26, 2005 at the Bedford Renaissance Hotel, 44 Middlesex Turnpike, Bedford, MA 01730 for the following purposes:

(a)	to elect directors;

(b)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005;

(c)	to ratify, confirm and approve adoption of the Company’s Shareholder Rights Plan, as described in the management proxy circular accompanying this notice;

(d)	to amend the Company’s Articles of Continuance to change the name of the Company from GSI Lumonics Inc. to GSI Group Inc.;

(e)	to ratify, confirm and approve an amendment to the Company’s By-Law Number 1, as described in the management proxy circular accompanying this notice; and

(f)	to transact such further or other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record as of the close of business on Friday, April 15, 2005 will be entitled to vote at the meeting and at any adjournment or postponement thereof, provided that a subsequent transferee of shares may vote at the meeting if the transferee establishes ownership of the shares and requests not later than ten (10) days before the meeting to be added to the list of shareholders entitled to vote at the meeting.

Shareholders who do not expect to attend the meeting in person are requested to complete, sign, date and return the form of proxy in the enclosed envelope to Computershare Trust Company of Canada, the Company’s transfer agent, at 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1, before 5:00 p.m. (EDT) on Wednesday May 25, 2005, or, in the event that the meeting is adjourned or postponed, prior to 5:00 p.m. (EDT) on the last business day prior to the date fixed for the adjourned or postponed meeting.

A copy of the management proxy circular and a form of proxy accompany this notice. This notice, the management proxy circular, the form of proxy and the Company’s annual report will be forwarded on or about Thursday, April 28, 2005 to the holders of the Company’s common shares as of the close of business on Friday, April 15, 2005.

DATED at Billerica, Massachusetts this 28th day of April, 2005.

By Order of the Board of Directors of
GSI Lumonics Inc.

William O. Flannery,
Secretary

MANAGEMENT PROXY CIRCULAR

Solicitation of Proxies

This management proxy circular is furnished in connection with the solicitation of proxies by the management of the Company for use at the annual and special meeting of shareholders to be held at 9:00 a.m. (EDT) on Thursday, May 26, 2005 at the Bedford Renaissance Hotel, 44 Middlesex Turnpike, Bedford, MA 01730. The solicitation will be made by mail, but proxies may also be solicited personally by employees of the Company. The cost of solicitation has been or will be borne by the Company. The Company may also pay brokers or nominees holding common shares of the Company in their names or in the names of their principals for their reasonable expenses in sending solicitation material to their principals.

The notice of the meeting, this management proxy circular, the form of proxy and a copy of the Company’s annual report will be forwarded on or about Thursday, April 28, 2005 to the Company’s shareholders as of the close of business on Friday, April 15, 2005.

Appointment and Revocation of Proxies

The persons named in the enclosed form of proxy are officers of the Company. A shareholder may appoint a person to represent him or her at the meeting, other than the persons already named in the attached form of proxy, by inserting the name of such other person in the blank space provided in the form of proxy or by completing another proper form of proxy. Such person need not be a shareholder. The completed form of proxy must be deposited with the Company at its principal executive offices at 39 Manning Road, Billerica, Massachusetts 01821 or with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, in either case no later than 5:00 p.m. (EDT) on Wednesday, May 25, 2005, or, if the meeting is adjourned or postponed, before commencement of the reconvened meeting.

The shareholder executing the form of proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy (a) by delivering another properly executed form of proxy bearing a later date and depositing it in the manner described above; (b) by delivering an instrument in writing revoking the proxy, executed by the shareholder or by the shareholder’s attorney authorized in writing (i) at the registered office of the Company, at any time up to and including the last business day preceding the date of the meeting, or at any reconvened meeting following its adjournment or postponement, or (ii) with the chairman of the meeting on the day of the meeting, or at any reconvened meeting following its adjournment or postponement; or (c) in any other manner permitted by law.

All monetary amounts listed below are in U.S. dollars, unless otherwise indicated.

Voting of Proxies

The officers named in the form of proxy attached to this management proxy circular will vote or withhold from voting the common shares of the Company in respect of which they are appointed proxy in accordance with the directions of the shareholder appointing them and, if a shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, the shares will be voted in favor of the election as directors of the nominees named in this management proxy circular in favor of the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31 2005, in favor of the adoption of the Shareholder Rights Plan and in favor of the Amendment to the Articles of Continuance and in favor of the approval of the Amendment to the Company’s By-Law Number 1.

The Board of Directors of the Company has fixed the close of business on Friday, April 15, 2005 as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 41,498,772 common shares of the Company. Each share is entitled to one vote, which may be cast as follows:

•	the vote for the election as directors of the nominees named in this management proxy circular is cumulative and is described in more detail below;

•	the vote for the ratification of the appointment of the independent registered public accounting firm requires the approval of a majority of the common shares represented and cast in respect of such matter to be effective;

•	the vote for the approval of the Shareholder Rights Plan requires the approval of a majority of the common shares represented and cast by the Independent Shareholders (as described in more detail below in the Section entitled, Approval of the Company’s Shareholder Rights Plan, Subsection, Features of the Rights Plan; Defined Terms) in respect of such matter to be effective;

•	the vote for the approval of the amendment to the Articles of Continuance requires the approval of two thirds of the common shares represented and entitled to vote on such matter to be effective; and

•	the vote for the approval of the amendment to the Company’s By-Law Number 1 requires the approval of a majority of the common shares represented and cast in respect of such matter to be effective.

No votes may be taken at the meeting, other than a vote to adjourn, unless a quorum has been constituted consisting of the representation of at least 20% of the outstanding shares as of the record date. Votes will be tabulated by the Company’s transfer agent subject to the supervision of persons designated by the Board of Directors of the Company as inspectors.

Voting for the Election of Directors.  Section 65(1) of the Business Corporations Act (New Brunswick) provides for cumulative voting for the election of directors so that each shareholder entitled to vote at an election of directors has the right to cast an aggregate number of votes equal to the number of votes attached to the shares held by such shareholder multiplied by the number of directors to be elected, and may cast all such votes in favor of one candidate or distribute them among the candidates in any manner the shareholder decides. The statute further provides, in section 65(2), that a separate vote of shareholders shall be taken with respect to each candidate nominated for director unless a resolution of the shareholders is passed unanimously permitting two or more persons to be elected by a single resolution. Where a shareholder has voted for more than one candidate without specifying the distribution of votes among such candidates, the shareholder shall be deemed to have divided the votes equally among the candidates for whom such shareholder voted. If a shareholder desires to distribute votes otherwise than equally among the nominees for whom such shareholder has directed the persons in the enclosed form of proxy to vote, such shareholder must do so personally at the meeting or by another form of proxy. On any ballot that may be called for the election of directors, the persons named in the enclosed form of proxy intend to cast the votes to which the shares represented by such proxy are entitled equally among all the proposed nominees whose names are set forth in the table under “Election of Directors” below, except those, if any, excluded by the shareholder in the proxy, or unless the shareholder who has given such proxy has directed that the shares be withheld from voting in the election of directors.

Ownership of Directors and Executive Officers.  As of the close of business Friday, April 15, 2005, the directors and executive officers of the Company and their respective affiliates, as a group, may be deemed to be the beneficial owners of 2,204,836 common shares, representing approximately 5.31% of the outstanding common shares. The directors and executive officers of the Company have indicated that they intend to vote their respective common shares in favor of the election as directors of the nominees named in this management proxy circular, in favor of the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and in favor of the approval of the Shareholder Rights Plan and in favor of the Amendment to the Articles of Continuance and in favor of approval of the amendment to the Company’s By-Law Number 1.

The enclosed form of proxy confers discretionary authority on the person named therein with respect to amendments to or variations of matters identified in the notice of meeting and other matters that may properly come before the meeting. At the date of this management proxy circular, the management of the Company knows of no such amendments, variations or other matters.

Voting and Ownership of Shares

As of the record date the Company had 41,498,772 common shares outstanding. Each shareholder of record, as of the close of business on Friday, April 15, 2005, is entitled to one vote for each common share held, except to the extent that such shareholder has transferred the ownership of any shares after such date and the transferee of such shares establishes proper ownership thereof and demands not later than ten (10) days before the meeting to be added to the list of shareholders entitled to vote at the meeting in which case such transferee will be entitled to vote such shares. The failure of any shareholder to receive a notice of meeting of shareholders does not deprive the shareholder of a vote at the meeting.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to common shares held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of the independent registered public accounting firm. Non-routine matters include matters such as amendments to stock plans, adoption of shareholder rights plans or amendments to Articles of Continuance. For purposes of determining the presence or absence of a quorum, votes withheld, abstentions and broker non-votes will be counted as present. With respect to the approval of any particular proposal, abstentions and broker non-votes will not be counted in determining the number of votes cast.

ELECTION OF DIRECTORS

The Articles of Continuance of the Company provide that its Board of Directors is to be comprised of between five (5) and fifteen (15) directors, as determined from time to time by resolution of the Board of Directors. The Board of Directors has resolved that the entire Board of Directors will consist of seven (7) directors. Below are the names of the persons for whom it is intended that votes be cast for their election as directors pursuant to the proxy that is hereby solicited unless the shareholder directs therein that his, her or its shares be withheld from voting. Each director will hold office until the next annual meeting, until his successor is elected or appointed, or until his earlier death, resignation or removal.

Mr. Paul Ferrari, Chairman of the Board of Directors, has notified the Company that he will be retiring from the Board of Directors effective as of the Annual and Special Meeting of Shareholders to be held on May 26, 2005, and will not stand for reelection. Upon his retirement as a Director, Mr. Ferrari shall become an advisor to the Board of Directors for a period of time. The Company thanks Mr. Ferrari for his many years of outstanding service to the Company and its shareholders and his continued willingness to lend his expertise and knowledge to the Board. The Board has selected Mr. Richard Black to assume the duties of Chairman of the Board, effective as of Mr. Ferrari’s retirement as a Director and effective upon Mr. Black’s re-election as a Director by the shareholders.

Management does not contemplate that any of the nominees named below will be unable to serve as a director, but if that should occur for any reason prior to the meeting, where the proxy is granted to the management nominees, the management nominees reserve the right to vote for other nominees in their discretion unless directed to withhold from voting. The following table states, with respect to each person nominated for election as a director, the name, age, position held with the Company (where applicable), the year first elected or appointed as a director, committee memberships and the person’s principal occupation and employment during the past five (5) years.

The Board of Directors recommends a vote FOR the election as the directors of the nominees named below.

Name, Principal Occupation and Municipality of Residence (1)	Age	Year Become Director
Richard B. Black President and Chief Executive Officer, ECRM, Inc. Tewksbury Massachusetts, U.S.A.	71	1999
Phillip A. Griffiths, Ph.D. Faculty Member, School of Mathematics Institute for Advanced Study Princeton, New Jersey, U.S.A.	66	2001
Byron O. Pond Chairman, President and Chief Executive Officer, Amcast Industrial Corp. Dayton, Ohio, U.S.A.	68	2000
Benjamin J. Virgilio President & Chief Executive Officer, BKJR, Inc. Toronto, Ontario, Canada	65	1998
Garrett A. Garrettson Retired CEO and Consultant Pebble Beach, California 93953	61	2005
Marina Hatsopoulos Chief Executive Officer Z Corporation Burlington, Massachusetts, U.S.A.	39	2005
Charles D. Winston President & Chief Executive Officer, GSI Lumonics Inc. Billerica, Massachusetts, U.S.A.	64	1999

(1)	The mailing address of each of Ms Hatsopoulos and Messrs. Black, Griffiths, Pond, Virgilio, Garrettson and Winston is c/o GSI Lumonics Inc. at 39 Manning Road, Billerica, Massachusetts 01821, Telephone: (978) 439-5511.

Board Committee Membership of Incumbent Directors

Name	Audit Committee	Compensation Committee	Technology Committee	Nominating and Corporate Governance Committee
Black	X (Chairman)	X
Griffiths			X (Chairman)	X
Pond	X	X		X (Chairman)
Virgilio	X	X (Chairman)
Winston			X
Ferrari				X

Richard B. Black is the President and Chief Executive Officer of ECRM, Inc., a manufacturer of laser systems equipment for the printing and publishing industry. He served as Chairman of ECRM from August 1983 until March 2002. Mr. Black also serves as a General Partner for OpNet Partners, L.P., a technology investment fund. He served as Vice Chairman of Oak Technology, Inc. from March 1999 until the company was merged with Zeran Corporation in August 2003. He served as President of Oak Technology from January 1998 to March 1999, and was a director at Oak Technology from 1988 to 2003. From 1987 to 1997, Mr. Black served as a General Partner for KBA Partners, L.P., a technology venture capital fund. Prior to that time, he served as president and CEO of AM International, Inc., Alusuisse of America, Inc. and Maremont Corporation. From 1963 to 1966 Mr. Black was an Adjunct Professor of Accounting at Beloit College. In addition to ECRM, he currently serves as a director of the following companies: Alliance Fiber Optic Products, Inc., Altigen Communications Inc., Applied Optoelectronics, Inc., Trex Enterprises Corporation and Benedetto Gartland, Inc.

Paul F. Ferrari has been an independent consultant since 1991. He was a Vice President of Thermo Electron Corporation from 1988 to 1991 and was Treasurer of Thermo Electron Corporation from 1967 to 1988. He also served as a director of Thermedics Inc. and ThermoTrex Inc. Mr. Ferrari became a director of the Company in 1999 and is 74 years old.

Phillip A. Griffiths, Ph.D. is a faculty member in the School of Mathematics at the Institute for Advanced Study in Princeton, New Jersey. He was, from 1991 to 2004, Director of the Institute, where he was responsible for managing the Institute’s various research activities. Prior to joining the Institute in 1991, Dr. Griffiths was Provost and James B. Duke Professor of Mathematics at Duke University for eight years. He has also taught at Harvard University, Princeton University and the University of California, Berkeley. He currently serves as a director of Oppenheimer Funds, Inc. and of InventQjaya.

Byron O. Pond joined Amcast Industrial Corporation in February 2001. During his tenure he served as President, CEO and Chairman before retiring on his contract termination date in February 2004. After retirement Mr. Pond remained as an Amcast director and also became non-executive Chairman. On November 1, 2004 Mr. Pond was asked to reassume the Amcast Chairman, President and CEO positions. Amcast filed for protection under Chapter 11 of the U.S. Bankruptcy Code on November 30, 2004. Prior to that time and since 1990, Mr. Pond was a senior executive with Arvin Industries, Inc. serving as its President and Chief Executive Officer from 1993 to 1996 and as its Chairman and Chief Executive Officer from 1996 to 1998. He retired as Chairman of Arvin Industries, Inc. in 1999. He currently serves as a director of Cooper Tire and Rubber Company and Precision Castparts Corporation.

Benjamin J. Virgilio is currently the President and Chief Executive Officer of BKJR, Inc. of Toronto, Canada and was previously, from July 2000 until February 2001, the Chairman of Robotic Technology Systems, Inc. Mr. Virgilio was the President and Chief Executive Officer of Rea International Inc., an automotive fuel systems manufacturer, from May 1995 to July 2000. Prior to May 1995, Mr. Virgilio was a business consultant. From February 1981 to November 1993, he was President and Chief Executive Officer of A.G. Simpson Limited.

Garrett A. Garrettson is a retired CEO and consultant. He was, from November 2001 to September 2004, the Chief Executive Officer of Clairvoyante, Inc. a provider of flat panel display technology and related intellectual property. Prior to that he was, from April, 2000 to December, 2002, Chairman of the Board and, from April of 1996 to April, 2000, Chief Executive Officer of Spectrian Corporation, a telecommunications infrastructure equipment company. Mr. Garrettson is a director of Catalyst Semiconductor and Iridex, each a publicly held company.

Marina Hatsopoulos is the founder of and has been, since December 1994, the Chief Executive Officer of Z Corporation, a provider of technology and products to the 3D printing market.

Charles D. Winston became the President, Chief Executive Officer and a member of the Board of Directors of the Company following the merger of General Scanning, Inc. and Lumonics Inc. in 1999. Mr. Winston served as President and Chief Executive Officer of General Scanning, Inc. beginning in September 1988 and became a member of its Board of Directors in 1989.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, with the Board of Director’s ratification, has selected and appointed the firm of Ernst & Young LLP of Boston, Massachusetts, independent accountants, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. Ernst & Young LLP of Ottawa, Canada, independent accountants, have served as the independent registered accounting firm for the Company and audited the accounts and records of the Company from fiscal year 1993 to fiscal year 2004. The reports of Ernst & Young, Ottawa on the consolidated financial statements of the Company for the fiscal years ended December 31, 2004 and December 31, 2003, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the fiscal years ended December 31, 2003 and December 31, 2004 through April 7, 2005, there have been no disagreements between the Company and Ernst & Young, Ottawa on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young Ottawa would have caused Ernst & Young Ottawa to make reference to the matter in their report. The Company has requested Ernst & Young Ottawa to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated April 11, 2005, was filed with the SEC as part of a report on Form 8-K and is available through the Company’s website, www.gsilumonics.com. A representative of Ernst & Young LLP will be present at the meeting to answer appropriate questions and will have an opportunity to make a statement if desired. If shareholders do not ratify the appointment of Ernst & Young LLP of Boston, Massachusetts as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2005, the Audit Committee of the Board of Directors will evaluate what would be in the best interests of the Company and its shareholders and consider whether to select a new independent registered public accounting firm for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent registered public accounting firms.

The Board of Directors recommends a vote FOR ratification of this appointment.

Principal Accountant Fees and Services

The following table sets forth the fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s consolidated annual financial statements for fiscal 2004 and fiscal 2003, and fees for other services rendered by Ernst & Young LLP during those periods.

	FY 2004	FY 2003
Audit Fees (1)	$1,738,000	$769,000
Audit Related Fees (2)	$21,000	$16,000
Tax Fees (3)	771,000	$434,000
All Other Fees (4)	$2,000	$46,000
Total	$2,532,000	$1,265,000

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filing requirements, including, commencing in 2004, the audit of management’s assertion as to the effectiveness of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Of this amount, $267,000 had been billed as of December 31, 2004. Of the $769,000 charged for Audit Fees in fiscal 2003, an aggregate amount of $364,000 had been billed through December 31, 2003.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and are not disclosed under “Audit Fees” above.

(3)	Tax Fees consist of fees billed for professional services rendered for federal, state and international tax compliance.

(4)	All other fees in fiscal 2004 relate to access to Ernst & Young’s online research tool and in fiscal 2003 included primarily payroll and miscellaneous services in foreign locations.

All engagements for services by Ernst & Young LLP or other independent accountants are subject to prior approval by the Audit Committee. However, de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The prior approval of the Audit Committee was obtained for all services provided by Ernst & Young LLP in fiscal 2004.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the Audit Committee specifically approves the service, in advance, or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

APPROVAL OF THE COMPANY’S SHAREHOLDER RIGHTS PLAN

At the meeting, the shareholders will be asked to consider and, if deemed advisable, to approve, with or without variation, a resolution (the “Rights Plan Resolution”) authorizing the adoption of the Shareholders Rights Plan of the Company (the “Rights Plan”). The text of the Rights Plan Resolution is attached as Schedule “A” hereto.

Background

On April 12, 1999, the Board of Directors adopted a shareholder rights plan for the Company. At the annual meeting of shareholders held on May 9, 2002, the shareholders adopted a resolution to approve the continued existence of that shareholder rights plan. That shareholder rights plan expired pursuant to its terms on April 12, 2005 and, by its terms, may not be extended. The Rights Plan that is being submitted herein for shareholder approval is intended to be substantially similar to the shareholder rights plan that expired earlier this year.

The Company and Computershare Trust Company of Canada (the “Rights Agent”) entered into an agreement dated as of April 22, 2005 to implement the Rights Plan. The Rights Plan creates a right (which may only be exercised if a person acquires control of 20% or more of the common shares) for each shareholder, other than the person that acquires 20% or more of the common shares, to acquire additional common shares of the Company at one-half of the market price at the time of exercise. This significantly dilutes the share position of the person that acquires 20% or more of the common shares and practically prevents that person from acquiring control of 20% or greater of the common shares unless the Rights Plan has been withdrawn or the buyer makes a Permitted Bid (as discussed below). The most common approaches that a buyer may take to have a rights plan withdrawn are to negotiate with the Board of Directors to have the rights plan waived, or to apply to a securities commission to order withdrawal of the rights plan if the Company cannot develop an auction. Both of these approaches will give the Board of Directors more time and control over any sale process and increase the likelihood of a better offer to the Company’s shareholders. See “Objectives of the Rights Plan” below.

Under the terms of the Rights Plan, the Rights Plan must be approved and confirmed by the Independent Shareholders (as defined in the Rights Plan) on or before the date of the Company’s 2008 annual meeting. An

“Independent Shareholder” is generally any shareholder other than an “Acquiring Person” (as defined in the Rights Plan) and its associates and affiliates. As of the date of this circular, the Company is not aware of any shareholder that would not be considered an Independent Shareholder, and therefore it is anticipated that all shareholders will be eligible to vote their common shares with respect to the Rights Plan Resolution set forth in Schedule A hereto.

Features of the Rights Plan; Defined Terms

A summary of the key features of the Rights Plan is included below. All capitalized terms used in this section of this management proxy circular (including the summary of the Rights Plan below) have the meanings set forth in the Rights Plan unless otherwise indicated. The complete text of the Rights Plan is available to any shareholder on request from the Secretary of the Company. Shareholders wishing to receive a copy of the Rights Plan should contact the Company by telephone 1-800-342-3757, or write to the Assistant Secretary, GSI Lumonics Inc. 39 Manning Road, Billerica, Massachusetts 01821, U.S.A. Alternatively, the full text of the Rights Plan is available from the SEC Edgar website, www.sec.gov or on the SEDAR Web site maintained by the Canadian securities regulators at www.sedar.com

Objectives of the Rights Plan

The Rights Plan is not being adopted or approved in response to or in anticipation of any pending or threatened take-over bid, nor to deter take-over bids generally. As of the date of this Circular, the Board of Directors was not aware of any third party considering or preparing any proposal to acquire control of the Company. The primary objectives of the Rights Plan are to ensure that, in the context of a bid for control of the Company through an acquisition of common shares, the Board of Directors has sufficient time to explore and develop alternatives for maximizing shareholder value, to provide adequate time for competing bids to emerge, to ensure that shareholders have an equal opportunity to participate in such a bid and to give them adequate time to properly assess the bid and lessen the pressure to tender typically encountered by a security holder of an issuer that is subject to a bid. The Rights Plan in no way prohibits a change of control of the Company in a transaction that the Board of Directors believes is fair and in the best interests of all shareholders of the Company. The rights of shareholders to seek a change in the management of the Company or to influence or promote action of management in a particular manner will not be affected by the Rights Plan. The approval of the Rights Plan does not affect the duty of a director to act honestly and in good faith with a view to the best interests of the Company and its shareholders.

In approving the Rights Plan, the Board of Directors considered the following concerns inherent in the existing legislative framework governing take-over bids in Canada:

(a)	Time. Current Canadian legislation permits a take-over bid to expire in 35 days. The Board of Directors is of the view that this generally is not sufficient time to permit shareholders to consider a take-over bid and to make a reasoned and considered decision. The Rights Plan provides a mechanism whereby the minimum expiry period for a Take-over Bid must be 60 days after the date of the bid and the bid must remain open for a further period of 10 Business Days after the Offeror publicly announces that the common shares deposited or tendered and not withdrawn constitute more than 50% of the common shares outstanding held by Independent Shareholders (generally, shareholders other than the Offeror or Acquiring Person (someone who beneficially owns greater than 20% of the outstanding common shares), their Associates and Affiliates, and Persons acting jointly or in concert with the Offeror or Acquiring Person). The Rights Plan is intended to provide shareholders with adequate time to properly evaluate the offer and to provide the Board of Directors with sufficient time to explore and develop alternatives for maximizing shareholder value. Those alternatives could include identifying other potential bidders, conducting an orderly auction or developing a restructuring alternative that could enhance shareholder value.

(b)	Pressure to Tender. A shareholder may feel pressured to tender to a bid that the shareholder considers to be inadequate out of a concern that failing to tender may result in the shareholder being left with illiquid or minority discounted securities in the issuer. This is particularly so in the case of a partial bid for less than all securities of a class, where the bidder wishes to obtain a control position but does not wish to acquire all of the common shares. The Rights Plan provides a mechanism in the Permitted Bid provision that is intended to ensure that a shareholder may remove the uncertainty as to whether a majority of shareholders will support a take-over bid from the decision to tender to the take-over bid by requiring that a take-over bid remain open for acceptance for a further 10 Business Days following public announcement that more than 50% of the common shares held by Independent Shareholders have been deposited and not withdrawn as at the initial date of take-up or payment by the buyer. This mechanism therefore will lessen any undue pressure to tender that may be encountered by a security holder of an issuer that is the subject of a take-over bid.

(c)	Unequal Treatment. While existing securities legislation has substantially addressed many concerns of unequal treatment, there remains the possibility that control of an issuer may be acquired pursuant to a private agreement in which a small group of security holders dispose of their securities at a premium to market price which premium is not shared with other security holders. In addition, a person may slowly accumulate securities through stock exchange acquisitions that may result, over time, in an acquisition of control without payment of fair value for control or a fair sharing of a control premium among all securityholders. The Rights Plan addresses these concerns by applying to all acquisitions of greater than 20% of the common shares, to better ensure that shareholders receive equal treatment.

General Impact of the Rights Plan

It is not the intention of the Board of Directors, in approving the Rights Plan, to secure the continuance of existing directors or management in office, nor to avoid a bid for control of the Company in a transaction that is fair and in the best interests of shareholders. For example, through the Permitted Bid mechanism, described in more detail in the summary provided below, shareholders may tender to a bid that meets the Permitted Bid criteria without triggering the Rights Plan, regardless of the acceptability of the bid to the Board of Directors. Furthermore, even in the context of a bid that does not meet the Permitted Bid criteria, the Board of Directors will continue to be bound to consider fully and fairly any bid for the common shares in any exercise of its discretion to waive application of the Rights Plan or redeem the Rights. In all such circumstances, the Board of Directors must act honestly and in good faith with a view to the best interests of the Company and its shareholders. The Rights Plan does not preclude any shareholder from utilizing the proxy mechanism under the Business Corporations Act (New Brunswick) and securities laws to promote a change in the management or direction of the Company, and has no effect on the rights of holders of outstanding common shares to requisition a meeting of shareholders in accordance with the provisions of applicable corporate and securities legislation, or to enter into agreements with respect to voting their common shares. The definitions of “Acquiring Person” and “Beneficial Ownership” have been developed to minimize concerns that the plan may be inadvertently triggered or triggered as a result of an overly-broad aggregating of holdings of institutional shareholders and their clients.

The Rights Plan will not interfere with the day-to-day operations of the Company. The issuance of the Rights does not in any way alter the financial condition of the Company, impede its business plans or alter its financial statements.

In summary, the Board of Directors believes that the dominant effect of the Rights Plan will be to enhance shareholder value, and ensure equal treatment of all shareholders in the context of an acquisition of control.

Summary of Shareholder Rights Plan

The following is a summary of the features of the Rights Plan. The summary is qualified in its entirety by the full text of the Rights Plan, a copy of which is available on request from the Secretary of the Company as described above.

(a)	Issuance of Rights

The Board has authorized, subject to regulatory approvals, the issue as of April 22, 2005 of one Right in respect of each Common Share outstanding at the close of business on April 22, 2005, the date of implementation of the Rights Plan. The Board will also authorize the issue of one Right for each Common Share issued after such date and prior to the earlier of the Separation Time and the Expiration Time. Each Right entitles the record holder thereof to purchase from the Company one Common Share at an exercise price of CDN$200, subject to adjustment and certain anti-dilution provisions (the “Exercise Price”). The Rights are not exercisable until the Separation Time. If a Flip-in Event occurs, each Right will entitle the registered holder to receive, upon payment of the Exercise Price, that number of common shares having an aggregate market price equal to twice the Exercise Price.

The Company is not required to issue or deliver Rights or securities upon the exercise of Rights outside Canada or the United States where such issuance or delivery would be unlawful without registration of the relevant Persons or securities. If the Rights Plan would require compliance with securities laws or comparable legislation of a jurisdiction outside Canada and the United States, the Board of Directors may establish procedures for the issuance to a Canadian resident Fiduciary of such securities, to hold such Rights or other securities in trust for the Persons beneficially entitled to them, to sell such securities, and to remit the proceeds to such Persons.

(b)	Trading of Rights

Until the Separation Time (or the earlier termination or expiration of the Rights), the Rights will be evidenced by the certificates representing the Common shares and will be transferable only together with the associated Common shares. From and after the Separation Time, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of Common shares (other than an Acquiring Person) as of the Separation Time. Rights Certificates will also be issued in respect of Common shares issued prior to the Expiration Time, to each holder (other than an Acquiring Person) converting, after the Separation Time, securities (“Convertible Securities”) convertible into or exchangeable for Common shares. The Rights will trade separately from the Common shares after the Separation Time.

(c)	Separation Time

The Separation Time is the Close of Business on the eighth Business Day after the earliest of (i) the “Stock Acquisition Date”, which is generally the first date of public announcement of facts indicating that a Person has become an Acquiring Person; (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Company or any Affiliate of the Company) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, and the Rights Plan requires such bid to continue to satisfy the requirements of a Permitted Bid or Competing Permitted Bid); and (iii) the date at which a Permitted Bid ceases to be a Permitted Bid. In either case, the Separation Time can be such later date as may from time to time be determined by the Board of Directors. If a Take-over Bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, it shall be deemed never to have been made.

(d)	Acquiring Person

In general, an Acquiring Person is a Person who is the Beneficial Owner of 20% or more of the outstanding common shares. Excluded from the definition of “Acquiring Person” are the Company and its Affiliates, and any Person who becomes the Beneficial Owner of 20% or more of the outstanding common shares as a result of one or more or any combination of a Voting Share Reduction, a Permitted Bid

Acquisition, an Exempt Acquisition, a Pro Rata Acquisition and a Convertible Security Acquisition. The definitions of “Voting Share Reduction”, “Permitted Bid Acquisition”, “Exempt Acquisition”, “Pro Rata Acquisition” and “Convertible Security Acquisition” are set out in the Rights Plan. However, in general:

(i)	a “Voting Share Reduction” means an acquisition or redemption of common shares by the Company which, by reducing the number of outstanding common shares, increases the percentage of common shares Beneficially Owned by any Person to over 20% of the outstanding common shares;

(ii)	a “Permitted Bid Acquisition” means an acquisition of common shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

(iii)	an “Exempt Acquisition” means an acquisition of common shares in respect of which the Board of Directors has waived the application of the Rights Plan, which was made pursuant to a dividend reinvestment plan of the Company, which was made pursuant to the receipt or exercise of rights issued by the Company to all the holders of common shares (other than holders resident in a jurisdiction where such distribution is restricted or impracticable as a result of applicable law) to subscribe for or purchase common shares or Convertible Securities (provided that such rights are acquired directly from the Company and not from any other Person and provided that the Person does not hereby acquire a greater percentage of common shares or Convertible Securities so offered than the Person’s percentage of common shares or Convertible Securities beneficially owned immediately prior to such acquisition), which was made pursuant to a distribution by the Company of common shares or Convertible Securities made pursuant to a prospectus (provided that the Person does not thereby acquire a greater percentage of the common shares or Convertible Securities so offered than the percentage owned immediately prior to such acquisition), which was made pursuant to a distribution by the Company of common shares or Convertible Securities by way of a private placement or a securities exchange Take-over Bid circular or upon the exercise by an individual employee of stock options granted under a stock option plan of the Company or rights to purchase securities granted under a share purchase plan of the Company, or which is made pursuant to an amalgamation, merger or other statutory procedure requiring shareholder approval;

(iv)	a “Pro Rata Acquisition” means an acquisition by a Person as a result of a stock dividend, a stock split or other event pursuant to which such Person receives or acquires common shares or Convertible Securities on the same pro rata basis as all other holders of common shares of the same class; and

(v)	a “Convertible Security Acquisition” means an acquisition of common shares upon the exercise of Convertible Securities received by such Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Pro Rata Acquisition.

Also excluded from the definition of “Acquiring Person” are underwriters or members of a banking or selling group acting in connection with a distribution of securities by way of prospectus or private placement, a Person in its capacity as an Investment Manager, Trust Corporation, Plan Trustee, Statutory Body, Crown Agent or Manager (provided that such Person is not making or proposing to make a Take-over Bid), and a Person (a “Grandfathered Person”) who is the Beneficial Owner of 20% or more of the outstanding common shares of the Company as at the Record Time, provided, however, that this exception ceases to be applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time: (1) cease to own 20% or more of the outstanding common shares or (2) become the Beneficial Owner of additional common shares constituting more than 1% of the number of common shares outstanding as at the Record Time.

(e)	Beneficial Ownership

General

In general, a Person is deemed to Beneficially Own common shares actually held by others in circumstances where those holdings are or should be grouped together for purposes of the Rights Plan. Included are holdings by the Person’s Affiliates (generally, a person that controls, is controlled by, or under common control with another person) and Associates (generally, relatives sharing the same residence). Also included are securities which the Person or any of the Person’s Affiliates or Associates has the right to acquire within 60 days (other than (1) customary agreements with and between underwriters and banking group or selling group members with respect to a distribution to the public or pursuant to a private placement of securities; or (2) pursuant to a pledge of securities in the ordinary course of business).

A Person is also deemed to “Beneficially Own” any securities that are Beneficially Owned (as described above) by any other Person with which the Person is acting jointly or in concert (a “Joint Actor”). A Person is a Joint Actor with any Person who is a party to an agreement, arrangement or understanding with the first Person or an Associate or Affiliate thereof to acquire or offer to acquire common shares.

Institutional Shareholder Exemptions from Beneficial Ownership

The definition of “Beneficial Ownership” contains several exclusions whereby a Person is not considered to “Beneficially Own” a security. There are exemptions from the deemed “Beneficial Ownership” provisions for institutional shareholders acting in the ordinary course of business. These exemptions apply to (i) an investment manager (“Investment Manager”) which holds securities in the ordinary course of business in the performance of its duties for the account of any other Person (a “Client”) including, the acquisition or holding of securities for non-discretionary accounts held on behalf of a Client by a broker or dealer registered under applicable securities laws); (ii) a licensed trust corporation (“Trust Corporation”) acting as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”) and which holds such security in the ordinary course of its duties for such accounts; (iii) the administrator or the trustee (a “Plan Trustee”) of one or more pension funds or plans (a “Plan”) registered under applicable law; (iv) a Person who is a Plan or is a Person established by statute (the “Statutory Body”), and its ordinary business or activity includes the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies; (v) a Crown Agent; (iv) a manager or trustee (“Manager”) of a mutual fund (“Mutual Fund”) that is registered or qualified to issue its securities to investors under the securities laws of any province of Canada or the laws of the United States of America or is a Mutual Fund. The foregoing exemptions only apply so long as the Investment Manager, Trust Corporation, Plan Trustee, Plan, Statutory Body, Crown Agent, Manager or Mutual Fund is not then making or has not then announced an intention to make a Take-over Bid, other than an Offer to Acquire common shares or other securities pursuant to a distribution by the Company or by means of ordinary market transactions.

A Person will not be deemed to “Beneficially Own” a security because (i) the Person is a Client of the same Investment Manager, an Estate Account or an Other Account of the same Trust Corporation, or Plan with the same Plan Trustee as another Person or Plan on whose account the Investment Manager, Trust Corporation or Plan Trustee, as the case may be, holds such security or (ii) the Person is a Client of an Investment Manager, Estate Account, Other Account or Plan, and the security is owned at law or in equity by the Investment Manager, Trust Corporation or Plan Trustee, as the case may be.

Exemption for Permitted Lock-up Agreement

Under the Rights Plan, a Person will not be deemed to “Beneficially Own” any security where the holder of such security has agreed to deposit or tender such security, pursuant to a Permitted Lock-up Agreement or to a Take-over Bid made by such Person or such Person’s Affiliates or Associates or a Joint Actor, or such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or such Person’s

Affiliates, Associates or Joint Actors until the earliest time at which any such tendered security is accepted unconditionally for payment or is taken up or paid for.

A Permitted Lock-up Agreement is essentially an agreement between a Person and one or more holders of common shares (the terms of which are publicly disclosed and available to the public within the time frames set forth in the definition of Permitted Lock-up Agreement) pursuant to which each Locked-up Person agrees to deposit or tender common shares to the Lock-up Bid and which further permits the Locked-up Person to withdraw its common shares in order to deposit or tender the common shares to another Take-over Bid or support another transaction (i) at a price or value that exceeds the price under the Lock-Up Bid; or (ii) for a number of Common Share at least 7% greater than the number of common shares that the Offeror has offered to purchase under the Lock-up Bid at a price or value per Common Share that is not less than the price or value per Common Share offered under the Lock-up Bid; or (iii) at an offering price that exceeds the offering price in the Lock-up Bid by as much as or more than a Specified Amount and that does not provide for a Specified Amount greater than 7% of the offering price in the Lock-up Bid. The Rights Plan therefore requires that a Person making a Take-Over Bid structure any Lock-up Agreement so as to provide reasonable flexibility to the shareholder in order to avoid being deemed the Beneficial Owner of the common shares subject to the Lock-up Agreement and potentially triggering the provisions of the Rights Plan.

A Permitted Lock-up Agreement may contain a right of first refusal or require a period of delay to give the Person who made the Lock-up Bid an opportunity to match a higher price in another Take-Over Bid or other similar limitation on a Locked-up Person’s right to withdraw common shares so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw common shares during the period of the other Take-Over Bid or transaction. Finally, under a Permitted Lock-up Agreement, no “break up” fees, “top up” fees, penalties, expenses or other amounts that exceed in aggregate the greater of (i) 2-1/2% of the price or value of the consideration payable under the Lock-up Bid; and (ii) 50% of the amount by which the price or value of the consideration received by a Locked-up Person under another Take-Over Bid or transaction exceeds what such Locked-up Person would have received under the Lock-up Bid; can be payable by such Locked-up Person if the Locked-up Person fails to deposit or tender common shares to the Lock-up Bid or withdraws common shares previously tendered thereto in order to deposit such common shares to another Take-Over Bid or support another transaction.

(f)	Flip-in Event

A Flip-in Event occurs when any Person becomes an Acquiring Person. In the event that, prior to the Expiration Time, a Flip-in Event which has not been waived by the Board of Directors occurs (see “Redemption, Waiver and Termination”), each Right (except for Rights Beneficially Owned or which may thereafter be Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person or a Joint Actor (or a transferee of any such Person), which Rights will become null and void) shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms of the Rights Plan, that number of common shares having an aggregate Market Price on the date of the Flip-in Event equal to twice the Exercise Price, for the Exercise Price (such Right being subject to anti-dilution adjustments). For example, if at the time of the Flip-in Event the Exercise Price is CDN$200 and the Market Price of the common shares is CDN$20, the holder of each Right would be entitled to purchase common shares having an aggregate Market Price of CDN$400 (that is, twenty (20) common shares) for CDN$200 (that is, a 50% discount from the Market Price).

(g)	Permitted Bid and Competing Permitted Bid

A Permitted Bid is a Take-over Bid made by way of a Take-over Bid circular and which complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of record of common shares, other than the Offeror;

(ii)	the Take-over Bid contains irrevocable and unqualified conditions that:

A.	no common shares shall be taken up or paid for pursuant to the Take-over Bid prior to the Close of Business on a date which is not less than 60 days following the date of the Take-over Bid and the provisions for the take-up and payment for common shares tendered or deposited thereunder shall be subject to such irrevocable and unqualified condition;

B.	unless the Take-over Bid is withdrawn, common shares may be deposited pursuant to the Take-over Bid at any time prior to the Close of Business on the date of first take-up or payment for common shares and all common shares deposited pursuant to the Take-over Bid may be withdrawn at any time prior to the Close of Business on such date;

C.	more than 50% of the outstanding common shares held by Independent Shareholders must be deposited to the Take-over Bid and not withdrawn at the Close of Business on the date of first take-up or payment for common shares; and

D.	in the event that more than 50% of the then outstanding common shares held by Independent Shareholders have been deposited to the Take-over Bid and not withdrawn as at the date of first take-up or payment for common shares under the Take-over Bid, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of common shares for not less than 10 Business Days from the date of such public announcement.

A Competing Permitted Bid is a Take-over Bid that is made after a Permitted Bid has been made but prior to its expiry and that satisfies all the requirements of a Permitted Bid as described above, except that a Competing Permitted Bid is not required to remain open for 60 days so long as it is open until the later of (i) the earliest date on which common shares may be taken-up or paid for under any earlier Permitted Bid or Competing Permitted Bid that is in existence and (ii) 35 days (or such other minimum period of days as may be prescribed by applicable law in Ontario) after the date of the Take-over Bid constituting the Competing Permitted Bid.

(h)	Redemption, Waiver and Termination

(i)	Redemption of Rights on Approval of Holders of Common Shares and Rights. The Board of Directors acting in good faith may, after having obtained the prior approval of the holders of common shares or Rights, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, appropriately adjusted for anti-dilution as provided in the Rights Agreement (the “Redemption Price”).

(ii)	Discretionary Waiver respecting Acquisition not by Take-over Bid Circular. The Board of Directors acting in good faith may, with the prior consent of the holders of common shares, determine, at any time prior to the occurrence of a Flip-in Event as to which the application of the Rights Plan has not been waived, if such Flip-in Event would occur by reason of an acquisition of common shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to holders of common shares and otherwise than by inadvertence when such inadvertent Acquiring Person has then reduced its holdings to below 20%, to waive the application of the Rights Plan to such Flip-in Event. However, if the Board of Directors waives the application of the Rights Plan, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than 10 Business Days following the meeting of shareholders called to approve such a waiver.

(iii)	Discretionary Waiver with Mandatory Waiver of Concurrent Bids. The Board of Directors acting in good faith may, prior to the occurrence of a Flip-in Event as to which the Rights Plan has not been waived under this clause, upon prior written notice to the Rights Agent, waive the application of the Rights Plan to a Flip-in Event that may occur by reason of a Take-over Bid made by means of a Take-over Bid circular to all holders of record of common shares. However, if the Board of Directors waives the application of the Rights Plan, the Board of Directors shall be deemed to have waived the application of the Rights Plan in respect of any other Flip-in Event occurring by reason of such a Takeover Bid made prior to the expiry of a bid for which a waiver is, or is deemed to have been, granted.

(iv)	Waiver of Inadvertent Acquisition. The Board of Directors acting in good faith may waive the application of the Rights Plan in respect of the occurrence of any Flip-in Event if (i) the Board of Directors has determined that a Person became an Acquiring Person under the Rights Plan by inadvertence and without any intent or knowledge that it would become an Acquiring Person; and (ii) the Acquiring Person has reduced its Beneficial Ownership of common shares such that at the time of waiver the Person is no longer an Acquiring Person.

(v)	Deemed Redemption. In the event that a Person who has made a Permitted Bid or a Takeover Bid in respect of which the Board of Directors has waived or has deemed to have waived the application of the Rights Plan consummates the acquisition of the common shares, the Board of Directors shall be deemed to have elected to redeem the Rights for the Redemption Price without any further formality.

(vi)	Redemption of Rights on Withdrawal or Termination of Bid. Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

If the Board of Directors is deemed to have elected or elects to redeem the Rights as described above, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights is to receive the Redemption Price. Within 10 Business Days of any such election or deemed election to redeem the Rights, the Company will notify the holders of the common shares or, after the Separation Time, the holders of the Rights.

(i)	Anti-Dilution Adjustments

The Exercise Price of a Right, the number and kind of securities subject to purchase upon exercise of a Right, and the number of Rights outstanding, will be adjusted in certain events, including:

(i)	if there is a dividend payable in common shares or Convertible Securities (other than pursuant to any optional stock dividend program, divided reinvestment plan or a dividend payable in common shares in lieu of a regular periodic cash dividend) on the common shares; or

(ii)	a subdivision or consolidation of the common shares; or

(iii)	an issuance of common shares or Convertible Securities in respect of, in lieu of or in exchange for common shares; or

(iv)	if the Company fixes a record date for the distribution to all holders of common shares of certain rights or warrants to acquire common shares or Convertible Securities, or for the making of a distribution to all holders of common shares of evidences of indebtedness or assets (other than regular periodic cash dividend or a dividend payable in common shares) or rights or warrants.

(j)	Supplements and Amendments

The Company may make amendments to correct any clerical or typographical error or which are necessary to maintain the validity of the Rights Agreement as a result of any change in any applicable legislation, rules or regulation. Any changes made to maintain the validity of the Rights Plan shall be subject to subsequent confirmation by the holders of the common shares or, after the Separation Time, the holders of the Rights.

Subject to the above exceptions, after the meeting, any amendment, variation or deletion of or from the Rights Agreement and the Rights is subject to the prior approval of the holders of common shares, or, after the Separation Time, the holders of the Rights.

The Board of Directors reserves the right to alter any terms of or not proceed with the Rights Plan at any time prior to the meeting if the Board of Directors determines that it would be in the best interests of the Company and its shareholders to do so, in light of subsequent developments.

(k)	Expiration

If the Rights Plan is ratified, confirmed and approved at the meeting, it will become effective immediately following such approval and remain in force until the earlier of the Termination Time (the time at which the right to exercise Rights shall terminate pursuant to the Rights Plan) and the termination of the annual meeting of the Shareholders in the year 2008 unless at or prior to such meeting the Company’s shareholders ratify the continued existence of the Rights Plan, in which case the Rights Plan would expire at the earlier of the Termination Time and the termination of the 2011 annual meeting of the Company’s shareholders.

Canadian Federal Income Tax Consequences

The Company considers that the Rights, when issued, will have negligible monetary value and therefore shareholders resident or deemed to be resident in Canada will not be required to include any amount in income under the Income Tax Act (Canada) (the “Tax Act”) as a result of the issuance of the Rights. The Rights will be considered to have been acquired at no cost. Such holders may be required to include an amount in income or realize a capital gain in the event that the Rights are exercised or otherwise disposed of.

On the basis that the Rights, when issued, will have negligible monetary value, the issuance of Rights to a shareholder that is neither resident nor deemed to be resident in Canada for purposes of the Tax Act, should not be subject to non-resident withholding tax under the Tax Act. The exercise or disposition of such Rights by such holders may have income or withholding tax consequences under the Tax Act.

This statement is of a general nature only and is not intended to constitute nor should it be construed to constitute legal or tax advice to any particular shareholder. Shareholders are advised to consult their own tax advisors regarding the consequences of acquiring, holding, exercising or otherwise disposing of their Rights, taking into account their own particular circumstances and any applicable tax laws.

United States Federal Income Tax Consequences

As the possibility of the rights becoming exercisable is both remote and speculative, the adoption of the Rights Plan will not constitute a distribution of stock or property by the Company to its shareholders, an exchange of property or stock, or any other event giving rise to the realization of gross income by any shareholder. The holder of Rights may have taxable income if the Rights become exercisable or are exercised or sold. In the event the Rights should become exercisable, shareholders should consult their own tax advisor concerning the consequences of acquiring, holding, exercising or disposing of their Rights. This statement is of a general nature only and is not intended to constitute nor should it be construed to constitute legal or tax advice to any particular shareholder. Shareholders are advised to consult their own tax advisors regarding the consequences of acquiring, holding, exercising or otherwise disposing of their Rights, taking into account their own particular circumstances and any applicable tax laws.

Eligibility for Investment in Canada

The Rights are qualified investments under the Tax Act for registered retirement savings plans, registered retirement income funds, deferred profit savings plans (collectively, “Registered Plans”) and registered education savings plans, and will not constitute foreign property for a Registered Plan or any other taxpayer subject to Part XI of the Tax Act, provided that the common shares are at all relevant times for purposes of the Tax Act qualified investments that are not foreign property for such plans. The issuance of the Rights will not affect the eligibility of the common shares as investments for investors governed by certain Canadian federal and provincial legislation governing insurance companies, trust companies, loan companies and pension plans.

Vote Required

Shareholder approval of the Rights Plan is not required by New Brunswick corporate law but is required by the rules of the Toronto Stock Exchange. The Rights Plan has been conditionally approved by the Toronto Stock Exchange, subject to shareholder approval. The Rights Plan Resolution must be approved by a simple majority of 50% plus one vote of the votes cast by the Independent Shareholders at the meeting. If the Rights Plan Resolution is passed at the meeting, then the Rights Plan will become effective as of the date the Rights Plan Resolution is passed. If the Rights Plan Resolution is not passed at the meeting, the Rights Plan will not become effective.

Recommendation of the Board of Directors

The Board of Directors has reviewed the Rights Plan for conformity with current practices of Canadian issuers with respect to shareholder rights plan design. Based on its review, the Board of Directors has determined that it is advisable and in the best interests of the Company and its shareholders that the Company have in place a shareholder rights plan in the form of the Rights Plan. Accordingly, the Board of Directors unanimously recommends a vote “FOR” the adoption of the Rights Plan. The Board of Directors resolved to adopt the Rights Plan, effective April 22, 2005, subject to regulatory approval and approval by the Independent Shareholders at the Meeting. The Company has been advised that the directors and senior officers of the Company intend to vote all common shares held by them in favor of the approval of the Rights Plan.

The Board of Directors reserves the right to alter any terms of or not proceed with the Rights Plan at any time prior to the meeting if the Board of Directors determines that it would be in the best interests of the Company and its shareholders to do so, in light of subsequent developments.

APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF CONTINUANCE

At the meeting the shareholders will be asked to consider and, if thought fit, to approve, with or without variation, a special resolution approving an amendment to the Company’s Articles of Continuance to change the Company’s name from “GSI Lumonics Inc.” to “GSI Group Inc,” the full text of which special resolution is set out at Schedule B to this management proxy circular. On February 22, 2005, the Board of Directors approved the change to “GSI Group Inc.”, as the Company’s new name.

The new name is proposed as part of an overall effort to realign the Company’s image and further enhance brand awareness. Subsequent to the merger of General Scanning and Lumonics to form GSI Lumonics, the Company has made a number of key changes in the products and services provided by the various operating divisions. Many of these changes are a direct result of the divestiture of certain businesses and the acquisition of other products more complementary and strategically pertinent to the Company’s core business. The new name is intended to capitalize on the strong name recognition of the GSI product brand, while acknowledging and building upon the value of the Company’s independent operating divisions and brand name recognition from recent corporate acquisitions.

Upon approval by the shareholders, the proposed amendment will become effective upon filing the articles of amendment with the Director, Corporate Affairs, of Service New Brunswick.

The vote for the approval of the Amendment to the Articles of Continuance requires the approval of two thirds of the common shares represented and entitled to vote on such matter to be effective. The Board of Directors unanimously recommends a vote “FOR” approval of the Amendment.

APPROVAL OF THE AMENDMENT TO THE COMPANY’S BY-LAW NUMBER 1

The Company’s current quorum requirement for meetings of its shareholders is set forth at the first sentence of Section 50 of the Company’s By-Law Number 1 and reads as follows:

“All of the shareholders or holders of at least 20% of the shares entitled to vote at the meeting, whichever number be the lesser, personally present or represented by proxy, shall constitute a quorum of any meeting of shareholders or of any class of shareholders.”

On April 22, 2005 the Board of Directors adopted a resolution amending Section 50 of the Company’s By-Law Number 1 to change the quorum for meetings of its shareholders to read as follows:

“The holders of at least 33-1/3% of the shares entitled to vote at the meeting, present personally or represented by proxy, shall constitute a quorum of any meeting of shareholders or of any class of shareholders.”

At the Meeting, the shareholders will be asked to consider, and, if thought fit, to approve, with or without variation, a resolution approving the amendment to the Company’s By-Law Number 1 as set forth above, the full text of which resolution is set out at Schedule C to this management proxy circular.

This amendment to the Company’s quorum requirement has been made in order to comply with certain shareholder meeting quorum requirements of the Nasdaq National Market. The Company is subject to the listing requirements of the Nasdaq National Market. Because it is a New Brunswick corporation, however, the Company previously received an exemption from the quorum requirement for stockholder meetings contained in Rule 435(f) of Nasdaq’s Marketplace rules. This rule requires that a Nasdaq company provide for a quorum of not less than 33-1/3% of the outstanding shares of a company’s common stock. This exemption will expire with respect to the Company in July 2005 and will no longer be available.

The vote for the approval of the amendment to the Company’s By-Law Number 1 requires the approval of a majority of the common shares represented and cast in respect of such matter to be effective. The Board of Directors unanimously recommends a vote “FOR” approval of the amendment to the Company’ By-Law Number 1.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

During fiscal 2004, the Board of Directors of the Company held thirteen (13) meetings. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors held during fiscal 2004 and the meetings of the committees of the Board of Directors on which he served. It is the practice of the non-employee directors to meet in executive session prior to the conclusion of every meeting of the Board. Company policies do not require members of the Board of Directors to attend the Company’s annual meetings of shareholders. At the Company’s 2004 annual and special meeting of shareholders, Mr. Winston was in attendance.

The Board of Directors has an Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee and Technology Committee. Each Committee, with the exception of the Technology Committee, operates pursuant to a written charter that may be found on the Company’s website at www.gsilumonics.com.

Audit Committee.   The Audit Committee oversees the financial reporting process and the internal controls of the Company, reviews the financial statements of the Company and oversees the appointment and activities of the Company’s registered independent public accounting firm. The Audit Committee is currently composed of three (3) members, each of whom is “independent” or “unrelated” as defined by The Nasdaq Stock Market’s Marketplace Rules and the Toronto Stock Exchange Corporate Governance guidelines, as appropriate. The directors currently serving on the Audit Committee are Messrs. Black, Pond and Virgilio, with Mr. Black serving as Chairman. The Audit Committee, with the Board of Directors’ ratification, has selected and appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. The Board of Directors has determined that Richard B. Black is an audit committee financial expert, as that term is defined in Item 401(h) of Regulation S-K of the United States Securities Act of 1933, as amended, serving on its Audit Committee. The Audit Committee operates under a written charter that is reviewed and updated at least annually by the Audit Committee and approved by the Audit Committee and the full Board of Directors. The Audit Committee charter was attached to the management proxy circular for the annual and special meeting of shareholders held in May 2004. The Audit Committee held nine (9) meetings (including four meetings by telephone) during fiscal 2004. In addition, the Audit Committee has established a subcommittee to monitor the Company’s progress in complying with Section 404 of the Sarbanes-Oxley Act of 2002. The subcommittee met 6 times during fiscal 2004.

Compensation Committee.   The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all executive officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the issuance of stock options and other equity awards. The directors currently serving on the Compensation Committee are Messrs. Black, Pond and Virgilio, with Mr. Virgilio serving as Chairman. The Compensation Committee held five (5) meetings during fiscal 2004.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee is responsible for the following: (a) identifying individuals qualified to become board members and recommending to the board the director nominees; (b) developing and recommending to the board a set of corporate governance principles applicable to the Company; and (c) reviewing the qualifications of directors eligible to become members of the different committees of the board, and recommending to the board director nominees for each committee. The directors currently serving on the Nominating and Corporate Governance Committee are Messrs. Pond, Ferrari and Griffiths, with Mr. Pond serving as Chairman. The Nominating and Corporate Governance Committee was established on February 25, 2004 and met three (3) times during fiscal 2004. The Board of Directors has determined that the members of the Nominating and Corporate Governance Committee are “independent” and “unrelated” as defined by The Nasdaq Stock Market’s Marketplace Rules and the Toronto Stock Exchange Corporate Governance guidelines.

The Nominating and Corporate Governance Committee and the Board of Directors have not established a formal process with regard to any director candidates recommended by shareholders due to the limited number of such recommendations, the need to evaluate such recommendations on a case-by-case basis, and the expectation that recommendations from shareholders probably would be considered generally in the same manner as recommendations by a director or an officer of the Company. Under the Company’s By-Law Number 1, a shareholder may recommend a director nominee if the recommendation is signed by one or more holders of shares representing in the aggregate not less than 5% of the common shares of the Company entitled to vote at the shareholder’s meeting to which the nomination is to be presented. Any shareholder, as described in the preceding sentence, wishing to recommend candidates for consideration by the Nominating and Corporate Governance Committee and the full Board of Directors may do so by writing to the Secretary of the Company and providing the candidate’s name, biographical data and qualifications.

The criteria that the Nominating and Corporate Governance Committee has established regarding the minimum qualifications for a committee-recommended nominees are available on the Company’s Web site at www.gsilumonics.com, under the title of “Director Selection and Board Composition.” These criteria center on finding candidates who have the highest level of integrity, are financially literate, have motivation and sufficient time to devote themselves to Company matters and who have skills that complement the skills and knowledge of current directors. The nominees named in this management proxy circular have been selected and recommended by the current Board of Directors, including the President and Chief Executive Officer.

In 2004 the Nominating and Corporate Governance Committee of the Board, assisted by Christian & Timbers, a professional executive placement firm, identified prospective candidates to serve as Company directors. The Committee provided Christian & Timbers with Company background information and director selection criteria to assist them in preparing their search proposal and other presentations materials. Christian & Timbers used their search files and referral contacts to create a list of prospective candidates. The

Committee, along with other Board members, reviewed the prospective candidates, offered feedback and developed a final list of candidates that were personally interviewed by Directors Black and Griffiths, who made final recommendations to the Board for subsequent approval. The Committee and the full Board of Directors believe that the election of Dr. Garrettson and Ms Hatsopoulos as Company directors will strengthen the Board in two essential ways. First, both candidates have excellent technical backgrounds that tie directly to the Company’s equipment and component businesses. Second, each of the two new nominees has been or are Chief Executive Officers with a comprehensive business background. Like most public company boards, the Company has been experiencing an increasing director workload. The Committee believes that the addition of these two highly qualified directors will help the entire board to reach for higher levels of excellence in corporate governance.

The addition of two new directors will result in six of the seven directors being independent. The current Chairman of the Board, Mr. Ferrari and the Chairman elect, Mr. Black, are both independent and unrelated.

Annually, the Nominating and Corporate Governance Committee reviews and approves a Board self-evaluation form. This form is distributed to each Board member at the end of the calendar year. Directors individually rate the total board as to its overall capability in certain specified important areas. The Board also assesses the presence of specified enabling factors that can assist the Board in carrying out its duties more effectively. Finally, the Board assesses its overall effectiveness in carrying out certain specified duties. The assessments are tabulated by individual Director, distributed to the entire Board and discussed in a group session. The results of the assessment are compared with the previous year and appropriate actions are taken to improve performance. In addition, the Nominating and Corporate Governance Committee evaluates its own performance and discusses the results with the full Board.

Technology Committee.   The technology committee is responsible for the review and recommendation to the Board of Directors of technology investments, and for developing and periodically reevaluating the Company’s technology strategy. The directors currently serving on the technology committee are Dr. Griffiths, who serves as Chairman, and Mr. Winston. Mr. Pelsue, the Company’s Chief Technology Officer, also serves on the technology committee. The Technology Committee held 4 meetings during fiscal 2004.

COMMUNICATIONS WITH DIRECTORS

The Board of Directors has not established a formal process for shareholders to send communications to the Board of Directors and individual directors. However, the names of all directors are available to shareholders in this management proxy circular. If the Company receives any shareholder communication intended for the full Board of Directors or any individual director, the Company will forward such communication to the full Board of Directors or such individual director, unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication. The Company has also established a confidential hotline for communication between Company employees and members of the Audit Committee.

Report of the Audit Committee

The Audit Committee assists the Board of Directors by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments and oversees the appointment and activities of the Company’s registered independent public accounting firm, including the audit of the Company’s financial statements and financial control systems. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The primary duties and responsibilities of the Audit Committee are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems on behalf of the Board of Directors and to report the results of the committee’s activities to the Board of Directors;

•	Appoint, evaluate and retain the Company’s registered independent public accounting firm each fiscal year;

•	Maintain direct responsibility for the compensation, termination and oversight of the registered independent public accounting firm’s performance and evaluate the registered independent public accounting firm’s qualifications and performance;

•	Review and evaluate the audit efforts of the Company’s registered independent public accounting firm;

•	Evaluate the Company’s quarterly financial performance, reporting and compliance with applicable laws and regulations;

•	Oversee management’s establishment and enforcement of financial policies; and

•	Provide an open avenue of communication among the registered independent public accounting firm, financial and senior management, and the Board of Directors.

The Audit Committee has:

•	Reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004 with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, including a discussion of the quality and effect of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	Discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect and as amended by SAS No. 89 (Audit Adjustments) and SAS No. 90 (Audit Committee Communications), with Ernst & Young LLP, including the process used by management in formulating certain accounting estimates and the basis for the conclusions of Ernst & Young LLP regarding the reasonableness of those estimates;
Reviewed and discussed the results of the findings of Ernst & Young LLP relating to the Company’s internal control system, as mandated by the Sarbanes-Oxley Act of 2002; and

•	Reviewed and discussed the results of the findings of Ernst & Young LLP relating to the Company’s internal control system, as mandated by the Sarbanes-Oxley Act of 2002; and

•	Met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), has discussed the independence of Ernst & Young LLP and considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining auditor independence, and has satisfied itself as to the independence of Ernst & Young LLP.

Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the United States Securities and Exchange Commission.

The Audit Committee, with the ratification of the full Board of Directors, has also appointed and selected Ernst & Young, LLP of Boston, Massachusetts as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2005.

Report submitted by: Richard B. Black, Byron O. Pond and Benjamin J. Virgilio

Report of Compensation Committee on Executive Compensation

Report of the Compensation Committee

The current members of the Compensation Committee are Mssrs. Black, Pond and Virgilio, all of whom are “independent” as defined by Rule 4200(a)(15) of the Nasdaq Stock Market’s Marketplace Rules and “unrelated” as defined by the Toronto Stock Exchange’s Corporate Governance guidelines.

Goals

In establishing executive compensation, the Compensation Committee seeks to satisfy the following goals:

•	To establish compensation levels that are fair, equitable and reasonable from the viewpoint of both executives and investors;

•	To attract, retain and motivate key personnel;

•	To focus the efforts of key executives on specified tactical and strategic goals, including the overall strategic objective of building shareholder value over time; and

•	To reward excellent performance, to have overall compensation vary with performance and to align executive and shareholder interests.

Compensation Elements

The Compensation Committee has established three elements to executive compensation, annual salary, annual performance bonus and long-term incentives. In addition, executives receive perquisites consistent with usual and customary industry standards and are eligible for company-wide benefit programs.

Annual Salary   The Compensation Committee annually reviews and determines the base salaries of the Chief Executive Officer and his direct reports. For each executive, the Compensation Committee takes into account the performance results achieved by the executive, his or her criticality and potential to the performance of the Company and competitive market information. The Compensation Committee presents its recommendations to the full Board for approval.

Annual Performance Bonus   Each executive officer has the opportunity to earn an annual performance bonus, based on his or her performance and the achievement of specific goals. For fiscal 2004 the Compensation Committee established goals for (1) the Chief Executive Officer and executive staff, (2) the Chief Technology Officer and (3) Operating Division General Managers. The Chief Executive Officer and executive staff goals were tied to the Company’s overall performance and were specifically based on measures of operating profit, pretax income, receivable days sales outstanding, inventory turns and shipments. The Compensation Committee also considers the executive’s contribution to advancing the Company’s strategic plan, which may be difficult to quantify. The Compensation Committee established goals for the Chief Technology Officer specifically related to his area of responsibilities. The Compensation Committee established goals for Operating Division General Managers based on the performance of their Division and specifically measured by Division performance on operating profit, receivable days sales outstanding, inventory turns and shipments.

Long Term Incentives   The Compensation Committee awards long term incentives in the form of stock options, stock appreciation rights (“SARs”) or restricted shares under the Company’s 1995 Equity Incentive Plan (the “1995 Award Plan”). The Compensation Committee administers the plans and designates who are to receive equity awards, the number of options, SARs or shares to be awarded, and other terms and conditions of the award. The Compensation Committee determines the number of options, SARs or shares awarded to executives based upon the same factors as are relevant in setting their salaries and annual bonuses. In fiscal 2004 the Compensation Committee awarded only stock options (no SARs or restricted shares) to the executives. Fifty percent (50%) of the option grants vested immediately upon grant; the remaining 50% vest in equal annual increments over a two-year period. The exercise price of each option granted was the fair market value of the common shares on the date of grant.

Perquisites and Company-Wide Benefits Executive officers receive perquisites and fringe benefits that are reasonable and customary in the industry: supplemental disability insurance, automobile leasing and maintenance, and tax preparation services. In addition, executives are eligible to participate in company-wide benefit plans, such as medical and dental insurance and the company’s 401(k) retirement program. The Company also has an Employment and Severance Agreement with several executive officers, which are described below under the caption “Employment Contracts and Termination of Employment/Change in Control Arrangements.”

Deferred Compensation Plan

The Company Deferred Compensation Plan (the “Plan”) was assumed and continued as part of the merger of General Scanning Inc. and Lumonics Corporation in 1999. The Company maintains an account for participants and credits to his or her account the portion of his or her compensation that he or she elects to have deferred. After the end of each calendar quarter the Company credits to the employee’s account an amount equivalent to interest on the balance of the account at the prime rate of interest charged by the Federal Reserve Bank. The Company does not make any contributions to the Plan nor does it fund the Plan. Participants have an unsecured contractual commitment by the Company to pay the amounts due under the Plan. When such payments are due, the cash will be distributed from the Company’s general assets. At present, only one executive employee, Mr. Winston, participates in the Plan. As of April 28, 2005 Mr. Winston had deferred approximately $2,332,000 of compensation.

Compensation Resources

The Compensation Committee relies principally on three sources to determine the competitiveness and appropriateness of its compensation programs. The Compensation Committee utilizes (1) the Radford Executive Survey, a leading worldwide summary of high technology compensation practices, (2) Pearl Meyer Associates, which performs peer group analysis and consulting services and (3) the Company’s internal human resources department.

Reasonableness and Fairness of Compensation

Generally speaking, the Compensation Committee targets base salary, annual performance bonuses and long-term equity incentives to deliver compensation to all executives as a group at approximately the 50th percentile of the market. The Compensation Committee has reviewed all elements of executive compensation and believes that Company executive compensation is fair and reasonable under the circumstances.

Compensation of the Chief Executive Officer

During fiscal 2004 Charles D. Winston served as the Company’s President and Chief Executive Officer. The independent directors meet each year to evaluate the performance of the Chief Executive Officer, the results of which are used to determine his compensation.

In March of 2004 the Compensation Committee approved a five percent (5%) increase in Mr. Winston’s base salary, from $400,000 to $420,000. The Compensation Committee has also approved an increase in Mr. Winston’s salary to $500,000, effective January 1, 2005. In addition, the Compensation Committee awarded Mr. Winston an annual performance bonus of $502,414 for fiscal 2004, or 171% of the target award. The Compensation Committee bases its decisions regarding Mr. Winston’s performance bonus on the factors and targets described above. In particular, the Compensation Committee’s decision on Mr. Winston’s annual incentive payment for fiscal 2004 was based principally on (1) the Company exceeding its operating profit target for the fiscal year and (2) Mr. Winston’s leadership in advancing the Company’s strategic plan, including the acquisition of Westwind Air Bearings, Ltd. and MicroE Systems, Inc. The Compensation Committee also approved a long-term incentive award to Mr. Winston consisting of an option grant to purchase 190,000 common shares. The option has an exercise price equal to the market value of common shares on the date of grant. Fifty percent (50%) of the option vests immediately and the remainder vests in equal annual installments over a two-year period. Mr. Winston also receives perquisites and fringe benefits that are reasonable and customary in the industry. In fiscal 2004 these were supplemental disability insurance ($5,564.), automobile leasing and maintenance ($12,462.) and tax preparation services ($5,650.). The Company also has an Employment and Severance Agreement with Mr. Winston, which is described below under the caption “Employment Contracts and Termination of Employment/Change in Control Arrangements.”

The Compensation Committee has reviewed all elements of compensation of the Chief Executive Officer and believes that such compensation is fair and reasonable under the circumstances.

Report submitted by: Richard B. Black, Byron O. Pond and Benjamin J. Virgilio

EXECUTIVE COMPENSATION

The following table, presented in accordance with the rules of the United States Securities and Exchange Commission, sets forth information with respect to the compensation earned during the fiscal years ended December 31, 2004, 2003 and 2002 by the Company’s Chief Executive Officer and the four other most highly compensated executive officers of the Company who received annual compensation in excess of $100,000 (collectively, with the Chief Executive Officer, the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation (1)	Securities Underlying Options Granted	All Other Compensation (2)
Charles D. Winston	2004	$431,923	$502,414	$23,675	190,000	$8,500
President & CEO	2003	$400,000	$216,960	—	—	$8,500
	2002	$400,000	$158,414	—	200,000	$8,500

Thomas R. Swain(3)	2004	$249,041	$216,409	$12,856	80,000	$8,500
V.P., Finance & CFO	2003	$200,013	$65,700		15,000	$8,500
	2002	$200,013	$56,580	—	100,000	$8,500

Kurt A. Pelsue(4)	2004	$226,287	$121,226	$11,262	40,000	$8,500
V.P., Technology & CTO	2003	$209,720	$58,721	—	—	$8,500
	2002	$205,762	$46,505	—	20,000	$8,500

Linda Palmer(5)	2004	$195,192	$127,257	$10,068	30,000	$8,500
V.P., Human Resources	2003	$180,000	$46,504	—		$8,500
and Communications	2002	$174,230	$39,342	—	20,000	$8,500

Felix Stukalin (6)	2004	$201,346	$126,887	$12,410	40,000	$8,500
V.P., Business	2003	$166,153	$239,540	—	15,000	$8,500
Development	2002	$166,153	$36,209	—	20,000	$8,500

(1)	Perquisites and personal benefits do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus of the Named Executive Officer. Such perquisites and personal benefits are comprised of the following: automobile allowance and maintenance, tax preparation and supplemental long term disability insurance.

(2)	All other compensation consists exclusively of the Company’s contribution under its retirement and savings plans established pursuant to Section 401(k) of the United States Internal Revenue Code. The terms of the retirement and savings plans permit each participant to defer up to 15% of his annual salary up to an annual maximum amount prescribed by United States Internal Revenue Service regulations ($13,000 in 2004, plus an additional $3,000 for those participants who met eligibility requirements for

“catch up” contributions). The Company matches such deferrals to the extent of achievement by it of profit goals.

(3)	Mr. Swain has held his current position of Vice President, Finance and Chief Financial Officer since September 2000. Prior to that time, Mr. Swain served as Director of Real Estate Operation from April 1999 to August 2000. He joined General Scanning, Inc. in August 1996 with the acquisition of View Engineering, Inc. and served as Vice President and General Manager, View Engineering Division until December 1997, then served as Vice President of Business Development from January 1998 through March 1999. Prior to its acquisition by General Scanning, Inc., Mr. Swain had served as President and Chief Executive Officer of View Engineering, Inc. Mr. Swain is 59 years old.

(4)	Mr. Pelsue assumed his current position as Vice President, Technology and Chief Technology Officer in March 1999. He had served as Vice President, Corporate Engineering for General Scanning, Inc. from 1997 to 1999. Prior to that time, Mr. Pelsue held numerous senior level engineering assignments within General Scanning, Inc. He joined General Scanning, Inc. in 1976. Mr. Pelsue is 52 years old.

(5)	Ms. Palmer assumed her current role as Vice President, Corporate Resources in June 2004, having served as Vice President, Human Resources since December 1999, and as Vice President of Integration from March 1999. She had been General Scanning, Inc.’s Vice President of Human Resources beginning in 1996. Prior to that time, Ms. Palmer served as Director of Human Resources for Analog Devices. Ms. Palmer is 53 years old.

(6)	Mr. Stukalin joined the Company in November 1994. Mr. Stukalin was General Manager of the Components Product Group from 1999 to 2000 and of Wave Precision from 2000 to 2002. In May 2002 Mr. Stukalin assumed the role of Vice President of Business Development. Mr. Stukalin is 43 years old.

STOCK OPTION PLANS

A merger of equals involving General Scanning, Inc. and Lumonics Inc. was completed on March 22, 1999. In conjunction with the merger, the Company assumed outstanding options held by employees under nonqualified and incentive stock options and issued 2,051,903 stock options in exchange. As of December 31, 2004, options to purchase 500,157 common shares remained outstanding under the assumed 1981 stock option plan and the 1992 stock option plan of General Scanning, Inc. In addition, the Company assumed outstanding warrants, which were issued pursuant to the 1995 directors’ warrant plan of General Scanning, Inc., for the purchase of common stock issued to non-employee members of the General Scanning, Inc. Board of Directors, referred to in this management proxy circular as the warrants. The warrants are subject to vesting as determined by a committee of the Board of Directors at the date of grant and expire ten (10) years from the date of grant. As of December 31, 2004, 51,186 warrants, all of which are exercisable, remain outstanding at prices ranging from $9.65 to $15.41 per share. The warrants have been included in all stock option tables included in this management proxy circular. Excluding the assumed options and warrants referenced herein, no additional options or warrants are authorized to be granted under the assumed General Scanning, Inc. stock option plans.

The 1995 Equity Incentive Plan (or the 1995 Award Plan) was established in September 1995 by Lumonics Inc. for the benefit of employees (including contract employees), consultants, and directors of the Company. The exercise period of each option is determined by the Compensation Committee but may not exceed 10 years from the date of grant. A total of 6,906,000 awards have been authorized for issuance under the 1995 Plan. The 1995 Plan initially authorized the issuance of a maximum of 406,000 options to purchase common shares. The number of common shares reserved for issuance and to be issued under the 1995 Award Plan was increased over the years and on May 20, 2004 such number was increased from 4,906,000 to 6,906,000 shares; with all such increases being approved by the shareholders. As of the date of this management proxy circular, it is the only equity incentive plan under which new equity awards may be granted.

In addition, the 1995 Award Plan was restated on May 20, 2004 to allow for the grant of restricted common shares and stock appreciation rights in addition to the grant of incentive stock options and non-qualified stock options (collectively, “awards”). Subject to the requirements of the 1995 Award Plan, the Compensation Committee or in lieu thereof, the Board of Directors, has the authority to select those directors, consultants, and employees to whom awards will be granted, the grant date, the number of awards to be granted and other terms and conditions of the awards. The determination of the exercise price for incentive and non-qualified stock options was also changed as a result of the May 20, 2004 restatement. Prior to the restatement of the 1995 Award Plan, the exercise price of options granted had to be equal to the closing price of the Company’s common shares on the Toronto Stock Exchange, or in lieu thereof, The Nasdaq Stock Market, on the day preceding the date of grant. After the restatement, the exercise price for incentive and nonqualified stock options must be equal to the closing price of the Company’s common shares on the Toronto Stock Exchange, or in lieu thereof, The Nasdaq Stock Market, on the date of grant.

With respect to any restricted shares granted under the 1995 Award Plan, the exercise price will be the market price as of the date of such grant. The exercise price of SARs will be an amount determined by the Compensation Committee, but in no event will such amount be less than the closing price of the common shares on the Toronto Stock Exchange on the date of grant, or in lieu thereof, the last closing price on The Nasdaq Stock Market, on the date of grant. If a SAR is granted in conjunction with an option or a portion thereof, the exercise price may not be less than the exercise price of the related option. Restricted shares will vest in equal amounts over four years unless otherwise specifically approved by the Compensation Committee. The Compensation Committee has the power to amend, modify, or terminate the 1995 Award Plan provided that the Participant’s rights are not materially adversely affected and subject to any approvals required under the applicable regulatory requirements. As of the close of business on December 31, 2004, options to purchase an aggregate of approximately 3,057,741 common shares were outstanding under the restated 1995 Award Plan to employees and directors at prices ranging from Cdn$6.38 per share to Cdn$29.00 per share, and from $4.31 per share to $19.38 per share.

No past financial assistance has been given to participants to assist them in purchasing common shares under the 1995 Award Plan, nor is such financial assistance contemplated. The 1995 Award Plan contains no provision for the Company to provide any such assistance.

EQUITY COMPENSATION PLANS

The following table gives information about the Company’s common shares that may be issued upon the exercise of options, warrants and rights under all of its existing equity compensation plans as of December 31, 2004, the Company’s most recently completed fiscal year, including the 1995 Award Plan, the 1981 stock option plan of General Scanning, Inc., the 1992 stock option plan of General Scanning, Inc., the warrants (as described below) and the Company’s employee stock purchase plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options/Warrants	Weighted-Average Exercise Price of Outstanding Options/Warrants	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Plans approved by shareholders	3,557,898	$10.39	1,889,321
Plans not approved by shareholders (the warrants)	51,186	$13.36	0
Total	3,609,084	$10.43	1,889,321

All of the option plans listed above or described in the table have been approved by the Company’s shareholders, except the warrants. The outstanding warrants listed in the above table were issued pursuant to the 1995 directors’ warrant plan of General Scanning, Inc., referred to in this section as the warrant plan, which was assumed by the Company in connection with the March 22, 1999 merger of General Scanning, Inc. and Lumonics Inc., the material features of which are described above. No additional warrants are authorized to be granted under the warrant plan.

OPTION GRANTS DURING FISCAL 2004

The following table provides information regarding options granted by the Company during the fiscal year ended December 31, 2004 to the Named Executive Officers:

					Potential Realizable Value at Assumed Annual Rate of Share Price Appreciation for Option Term (1)
Name	Number of Shares Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/SH)	Expiration Date	5% ($)	10% ($)
Charles D. Winston	190,000	27%	$10.09	9/3/2010	$651,997	$1,479,160
Thomas R. Swain	80,000	11%	$10.09	9/3/2010	$274,525	$622,804
Kurt A. Pelsue	40,000	6%	$10.09	9/3/2010	$137,263	$311,402
Linda Palmer	30,000	4%	$10.09	9/3/2010	$102,947	$233,552
Felix Stukalin	40,000	6%	$10.09	9/3/2010	$137,263	$311,402

(1)	This column shows the hypothetical gain of the options granted based on assumed annual share appreciation rates of 5% and 10% above the exercise price over the full term of the option. The 5% and 10% rates of appreciation are mandated by the rules of the United States Securities and Exchange Commission and do not represent the Company’s estimate of future appreciation of the Company’s common share prices.

(2)	All options listed above vest as to 50% on the date of grant and thereafter in equal annual installments over a two-year period.

OPTIONS EXERCISED DURING FISCAL 2004 AND YEAR-END OPTION VALUES

The following table provides information, for the Named Executive Officers, concerning the number of shares for which stock options were exercised in the fiscal year ended December 31, 2004, the realized value or spread (the difference between the exercise price and market value on date of exercise) and the number and unrealized spread of unexercised options held by the Named Executive Officers at the 2004 fiscal year end.

Name and Principal Position	Securities Acquired on Exercise (#)	Aggregate Value Realized (1) ($)	Unexercised Options at December 31, 2004 Exercisable/Unexercisable (#)	Value of Unexercised In-the-Money Options at December 31, 2004 Exercisable/Unexercisable (2) ($)
Charles D. Winston	190,000	$1,278,477	803,574/257,500	$1,644,675/$604,425
Thomas R. Swain	4,500	$35,265	213,108/126,250	$ 436,074/$356,513
Kurt A. Pelsue	20,000	$251,200	193,866/ 40,000	$ 544,302/$ 84,600
Linda Palmer	16,500	$201,850	132,739/ 37,500	$ 304,849/$ 84,025
Felix Stukalin	15,000	$149,800	128,625/ 48,110	$ 293,133/$155,434

(1)	Market value of the underlying shares on the date of exercise less the option exercise price. Values are in United States dollars unless otherwise specified.

(2)	Market value of shares covered by in-the-money options on December 31, 2004, less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION OF
EMPLOYMENT/CHANGE-IN-CONTROL ARRANGEMENTS

The Company entered into an employment agreement with Charles D. Winston on January 1, 2004, (the “Employment Agreement”) that superseded an employment agreement and a severance agreement that had previously been in effect. Pursuant to the Employment Agreement, the Company agreed to employ Mr. Winston as its President and Chief Executive Officer until December 31, 2006 and to pay him certain benefits (described below) upon the termination of his employment without cause, prior to such date. In addition, the Employment Agreement provides for Mr. Winston to perform consulting services for the Company for a two (2) year period commencing on January 1, 2007, at 50% of his base salary for fiscal 2006. The severance provisions of the Employment Agreement provide that if the Company terminates Mr. Winston’s employment without cause and for reasons other than disability prior to December 31, 2006, the Company shall pay Mr. Winston his base salary plus a bonus consisting of 70% of his base salary for the year in which he is terminated, for a period of two years from the date of termination. In addition, the Company shall continue to provide Mr. Winston with the following employee benefits for two years following his date of termination: Company medical and dental insurance (Mr. Winston will be responsible for the employee portion of the premiums), an allowance for the use of a leased automobile and an annual allowance for tax planning and preparation to a maximum of $7,000. In addition, all unvested options then held by Mr. Winston shall immediately vest, upon the date of termination. As of December 31, 2004 such unvested options represented 257,500 shares.

In addition, the Company has entered into executive retirement and severance benefits agreements (the “Severance Agreements”) with Mr. Swain, Mr. Stukalin and Ms. Palmer (each an “Executive”). Each Severance Agreement became effective as of January 17, 2005 and continues in effect for a period of 5 years with an automatic renewal for an additional period of three years unless, no later than 1 year prior to the end of the initial five-year term, the Company delivers written notice of termination to the Executive. The Severance Agreements supercede previously executed severance agreements and provide for benefits (A) in the event of the Executive’s retirement, or, alternatively, (B) in the event the Executive is terminated for any reason other than death, disability or cause.

Under the Severance Agreement, if the Executive reaches the age of sixty (60) and has a minimum of fifteen (15) years service with the Company, then the Executive can elect to retire, upon one year’s notice. In such an event, the Executive will receive the following retirement benefits, provided that the Executive continues to comply with his or her post-retirement obligations to the Company: (1) the Executive may elect to be employed by the Company, on a part-time basis (not be more than fifty percent (50%) of full-time), for up to three (3) years from the Executive’s retirement date; (2) continued health and dental group benefits to the Executive and the Executive’s family at the same level as was provided to the Executive as of the Executive’s retirement date during the period of such part-time employment; and (3) all stock options granted to the Executive prior to such retirement shall continue to vest during the period of such part-time employment. If the Executive retires and chooses any of these retirement benefits, the Executive will not be eligible for termination benefits (as described below).

The Severance Agreement further provides that if the Executive is terminated by the Company for any reason other than death, disability, or cause or the Executive terminates his or her employment with the Company for good reason (all as defined in the Agreement), then the Executive shall receive the following termination benefits: (1) eighteen (18) months of base salary, and (2) continued health and dental group benefits to the Executive and the Executive’s family at the same level as was provided to the Executive as of the Executive’s termination date for the earlier of two (2) years or employment by another company which provides health and dental insurance benefits to the Executive. These termination benefits are conditioned upon the Executive signing a release of claims and compliance with all post-termination obligations to the Company. No such benefits are available upon the resignation (other than for good cause) or retirement of the Executive.

Upon the death of the Executive, the Executive’s heirs will be entitled to receive the Executive’s termination benefits provided such heirs sign a release of claims as described in the Agreement.

During the Executive’s part-time employment and for a period of one year thereafter, or during the period that the Executive is eligible to receive termination benefits and for a period of one year thereafter, the Executive is prohibited, without the Company’s prior written consent, from competing with the Company or soliciting employees from the Company.

The form of the Severance Agreements was filed with the SEC on February 16, 2005 and can be accessed through the Company’s website at www.gsilumonics.com.

COMPENSATION OF DIRECTORS

During the most recently completed financial year, Directors who were not employees of the Company received an annual retainer of $15,000 and an attendance fee of $1,500 for attending meetings of shareholders, the Board of Directors and committees of the Board of Directors and $750 for each meeting conducted by telephone. Upon initial election it is the Company’s practice that non-employee Directors receive options to purchase 40,000 common shares and for each annual election after the initial election, they receive options to purchase 10,000 common shares. The options have an exercise price of fair market value of the Company’s common shares on the date of grant, a term of six (6) years, vest as to 25% on each of the first, second, third and fourth anniversaries of the date of grant and are otherwise subject to the terms of the 1995 Award Plan. Directors who are employees of the Company receive no remuneration for serving as members of the Board of Directors. All Directors were entitled to reimbursement by the Company for all reasonable expenses incurred in attending meetings of shareholders, the Board of Directors and committees of the Board of Directors. The Chairman of the Board of Directors receives an annual retainer of $39,000. The Chairman of the Audit Committee receives an annual retainer of $5,000, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each receive an annual retainer of $3,000 and the Chairman of the Technology Committee receives an annual retainer of $2,000. All payments are made in the currency of the member’s residence. The following are the amounts paid to the directors in respect of their services in Fiscal 2004:

Director	Fees Paid FY 2004
Black	$33,750
Ferrari	$49,500
Griffiths	$27,750
Pond	$36,180
Virgillio	Cdn $41,962

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

The Company maintains director and officers’ liability insurance in the aggregate principal amount of $35,000,000 subject to a $1,000,000 deductible per loss payable by the Company. The premium payable for such insurance is currently $563,800 per year, which is paid by the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the United States Securities and Exchange Act of 1934, as amended, as well as applicable Canadian securities laws, require directors, executive officers and persons who own more than 10% of the Company’s common shares to file reports with the United States Securities and Exchange Commission and with Canadian securities regulatory authorities, as applicable, disclosing their ownership of the Company’s securities and changes in such ownership. Based solely on a review of the copies of such reports furnished to it, or a written representation from certain reporting persons that no Form 5 was required for such person, the Company believes that all required filings were timely made during fiscal 2004 with the exception that (1) Mr. Swain filed two reports, one five days late and one four days late, each reporting one transaction and (2) Mr. Pelsue filed one report three days late, reporting one transaction. All late reports were due to difficulties with the electronic filing system which have since been corrected.

CORPORATE GOVERNANCE

The Toronto Stock Exchange Committee on Corporate Governance in Canada has issued a series of guidelines for effective corporate governance. The guidelines address matters such as the constitution and independence of corporate boards, the function to be performed by boards and their committees and the effectiveness and education of board members. The Toronto Stock Exchange has adopted as a listing requirement the disclosure by each listed corporation of its approach to corporate governance with reference to the guidelines. The Company’s Board of Directors and senior management believe that good corporate governance is important to the effective and efficient operation of corporations. The Company’s disclosure of its corporate governance practices is set out in tabular form and attached to this management proxy circular as Schedule D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the Compensation Committee of the Board of Directors are Messrs. Black, Pond and Virgilio. None of the members of the Compensation Committee is or has at any time in the past been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served as a director or on the Compensation Committee of any other entity, where any of that entity’s executive officers served on the Company’s Compensation Committee or on its Board of Directors in fiscal 2004.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

Since the beginning of the fiscal year ended December 31, 2004 there has been no indebtedness to the Company by any director or officer or associates of any such person, other than amounts owing for purchases, subject to usual trade terms, for ordinary travel and expense advances and for other transactions in the ordinary course of business.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

During the fiscal year ended December 31, 2004 the Company recorded sales revenue from Sumitomo Heavy Industries Ltd., a significant shareholder, of approximately $5,631,000. These sales were in the ordinary course of business and on terms materially equivalent to third party transactions.

On February 23, 2000 the Company entered into an agreement with V2Air LLC relating to the use of the V2Air LLC aircraft for Company business purposes. V2Air LLC is owned by the Company’s President and Chief Executive Officer, Charles D. Winston. Pursuant to the terms of the agreement, the Company is required to reimburse V2Air LLC for certain expenses associated with the use of the aircraft for Company-related business travel. During the most recently completed financial year, the Company reimbursed V2Air LLC approximately $142,441.92 under the terms of the agreement.

Richard B. Black is a director of the Company and is also the President and Chief Executive Officer of ECRM, Inc. ECRM manufactures laser systems equipment for the printing and publishing industry. Westwind Air Bearings Inc. (“Westwind US”) was acquired by GSI Lumonics Corporation, a wholly owned subsidiary of the Company, in December 2003 and was merged into GSI Lumonics Corporation in June, 2004. ECRM purchased $0.1 million of equipment from Westwind US and the Westwind business unit of GSI Lumonics Corporation in 2004.

COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN

The following graph assumes an investment of Cdn $100 on December 31, 1999 and compares the yearly percentage change in the cumulative total shareholder return on such investment to the cumulative total return of the Toronto Stock Exchange Composite for the five (5) year period which commenced January 1, 2000 and ended on December 31, 2004. The Company paid no dividends during the periods shown; the performance of the indices is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates. (1)(2)

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG GSI LUMONICS INC., NASDAQ COMPOSITE INDEX,
S&P/TSX COMPOSITE INDEX AND S&P ELECTRONIC EQUIPMENT INDEX (1)(2)

ASSUMES $100 INVESTED ON DEC. 31, 1999
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2004

(1)	These Stock Performance Graphs and the information contained in the Report of the Audit Committee and the Compensation Committee Report on Executive Compensation are not deemed to be “soliciting material,” are not deemed filed with the Securities and Exchange Commission and are not deemed to be incorporated by reference by any general statement incorporating by reference this management proxy circular into any filing of the Company under the Securities Act of 1933, or any filing under the Securities Exchange Act of 1934, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate this information by reference into any such filing, and will not otherwise be deemed incorporated by reference into any other filing under the Securities Act or the Securities Exchange Act, except to the extent that we specifically incorporate it by reference.

(2)	The stock price performance shown on the graphs is not necessarily indicative of future price performance. Information used on the graphs was obtained from MGFS, Inc., Richmond, Virginia and from Coredata Group, Richmond, Virginia, sources believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners

The following sets forth, to the knowledge of the Company, certain information concerning the direct and indirect beneficial ownership of common shares, the Company’s only class of voting securities, as of the close of business on December 31, 2004, by each person known by the directors or senior officers of the Company to be the beneficial owner of, or to exercise control or direction over 5% or more of the outstanding common shares of the Company as of such date. This information is based on the most recent statements on Schedule 13G filed with the United States Securities and Exchange Commission or on other information available to the Company.

Shareholder	Shares	Percentage
Sumitomo Heavy Industries Ltd. 9–11, Kita-Shinagawa 5 Chome Shinagawa-Ku, Tokyo, 141-8686, Japan	4,078,238	9.8%

Franklin Resources, Inc.(1) One Franklin Parkway San Mateo, California 94403	3,092,888	7.5%

FMR Corp. (Fidelity Management and Research Corporation) (2) 82 Devonshire St. Boston, Massachusetts 02109	2,627,690	6.3%

(1)	Consists of shares held by investors whose accounts are managed by Franklin Templeton Investments Corp., Templeton Investment Counsel, LLC, Franklin Templeton Investment Management Limited and Templeton Global Advisors Limited. Franklin Templeton Investments Corp., Templeton Investment Counsel, LLC, Franklin Templeton Investment Management Limited and Templeton Global Advisors Limited have shared voting and dispositive power as to all such shares.

(2)	Includes 55,165 shares owned by Fidelity Management Trust Company and 98,455 shares owned by Fidelity International Limited, Hamilton, Bermuda.

Directors and Management

The following table shows the number of common shares, the Company’s only class of equity securities, beneficially owned by each of the directors, the nominees for election as directors, and the Named Executive Officers (see “Executive Compensation” above), as well as by the directors, the nominees for election as directors and the executive officers of the Company as a group, as of the close of business on Friday, April 1, 2005.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Common Shares
Richard B. Black, Director	84,817	(2)	*
Paul F. Ferrari, Director, Chairman of the Board	189,517	(3)	*
Phillip A. Griffiths, Director	70,880	(4)	*
Byron O. Pond, Director	71,000	(5)	*
Benjamin J. Virgilio, Director	74,000	(6)	*
Garrett A. Garrettson, Director Nominee	0		*
Marina Hatsopoulos, Director Nominee	0		*
Linda Palmer, Vice President, Human Resources and Communications	150,239	(7)	*
Kurt A. Pelsue, Vice President, Technology and Chief Technology Officer	214,295	(8)	*
Felix Stukalin, Vice President, Business Development	147,664	(9)	*
Thomas R. Swain, Vice President, Finance and Chief Financial Officer	277,879	(10)	*
Charles D. Winston, President, Chief Executive Officer and Director	924,545	(11)	2.23%
All directors, nominees for directors and executive officers as a group (12 persons)	2,204,836	(12)	5.31%

*	Less than 1%.

(1)	A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days of April 1, 2005, whether pursuant to the exercise of options or warrants, the conversion of securities or otherwise. Includes an aggregate of 1,994,701 shares, which are fully vested and may be acquired within sixty (60) days of April 1, 2005, by exercise of options and warrants. Each beneficial owner’s percentage of ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are fully vested and exercisable (or convertible) within sixty (60) days of April 1, 2005 have been exercised. Unless otherwise noted in the footnotes below, the Company believes all persons named in the table have sole voting power and investment power with respect to all common shares beneficially owned by them. Statements as to ownership of common shares are based upon information obtained from the directors, nominees and executive officers and from records available to the Company.

(2)	Includes 78,082 common shares subject to options and warrants.

(3)	Includes 78,082 common shares subject to options and warrants.

(4)	Includes 65,000 common shares subject to options.

(5)	Includes 70,000 common shares subject to options.

(6)	Includes 55,000 common shares subject to options.

(7)	Comprised of common shares subject to options.

(8)	Includes 183,866 common shares subject to options.

(9)	Comprised of common shares subject to options.

(10)	Includes 266,858 common shares subject to options and warrants.

(11)	Includes 916,074 common shares subject to options and warrants.

(12)	Includes 1,994,701 common shares subject to options and warrants

OTHER BUSINESS

Management does not know of any matters to be brought before the meeting other than those set forth in the notice accompanying this management proxy circular.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of the Company’s officers, directors, employees and consultants, including the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available on the Company’s Web site at http://www.gsilumonics.com.

PROPOSALS

Proposals of shareholders intended for inclusion in next year’s management proxy circular to be furnished to all shareholders entitled to vote at the next annual meeting of shareholders pursuant to Securities and Exchange Commission Rule 14a-8 must be received at the Company’s principal executive offices on or before December 29, 2005. Shareholder proposals not intended for inclusion in next year’s management proxy circular, but which are instead sought to be presented directly at next year’s annual meeting, will be considered untimely if received later than December 29, 2005, and proxies will confer discretionary authority with respect to such proposals. In order to curtail controversy as to the date upon which such written notice is received by the Company, it is suggested that such notice be submitted by Certified Mail, Return Receipt Requested.

HOUSEHOLDING

The Company’s annual report, including audited financial statements for the fiscal year ended December 31, 2004, is being mailed to you along with this management proxy circular. In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one annual report and one management proxy circular to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if ADP has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one annual report and one management proxy circular, the Company will deliver promptly a separate copy of the Annual Report and the management proxy circular to any shareholder who sends a written request to GSI Lumonics Inc., 39 Manning Road, Billerica, Massachusetts 01821, Attention: Assistant Secretary.

You can also notify ADP that you would like to receive separate copies of the Company’s annual report and management proxy circular in the future by writing or calling your bank or broker. Even if your household has received only one annual report and one management proxy circular, a separate proxy card should have been provided for each shareholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of the Company’s annual report and management proxy circular, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

INFORMATION CONCERNING THE COMPANY

You may obtain the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2004, the Company’s 2004 audited consolidated financial statements, and additional copies of this document on the Company’s Web site at http://www.gsilumonics.com, on the SEDAR Web site maintained by the Canadian securities regulators at www.sedar.com or by writing to or calling the Assistant Secretary, GSI Lumonics Inc. 39 Manning Road, Billerica, Massachusetts 01821, U.S.A., or 1-800-342-3757. This information is not incorporated by reference into this management proxy circular and proxy statement.

DIRECTORS’ APPROVAL

The contents and the sending of this management proxy circular have been approved by the Company’s Board of Directors.

By Order of the Board of Directors of
GSI Lumonics Inc.

William O. Flannery,
Secretary

Billerica, Massachusetts
April 28, 2005

SCHEDULE A

APPROVAL OF SHAREHOLDER RIGHTS PLAN
OF GSI LUMONICS INC.

BE IT RESOLVED THAT:

1.	The Shareholder Rights Plan established pursuant to the Shareholder Rights Plan Agreement dated as of April 22, 2005 between GSI Lumonics Inc. and Computershare Trust Company of Canada, as rights agent, is hereby approved.

2.	Any director, officer, or other person duly authorized by the Company, be and is hereby authorized and directed to execute and deliver all such deeds, documents, instruments and assurances and to do all such acts and things as in his or her option may be necessary or desirable to give effect to this resolution.

SCHEDULE B

AMENDMENT TO ARTICLES OF CONTINUANCE OF GSI LUMONICS INC.

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.	The articles of continuance of the Company be amended to change the name of the Company to “GSI Group Inc.”

2.	Any director, officer, or other person duly authorized by the Company, be and is hereby authorized and directed to execute and deliver all such deeds, documents, instruments and assurances and to do all such acts and things as in his or her option may be necessary or desirable to give effect to this resolution.

3.	Notwithstanding that this resolution has been duly passed by the shareholders of the Company, the Board of Directors, in its discretion, may choose to revoke this resolution before it is implemented without further notice to or the approval of the shareholders of the Company.

SCHEDULE C

APPROVAL OF AMENDMENT TO BY-LAW NUMBER 1 OF GSI LUMONICS INC.

BE IT RESOLVED THAT:

1.	The amendment to the first sentence of Section 50 of By-Law Number 1 of the Company approved by resolution of the Board of Directors of the Company so that the first sentence of Section 50 of By-Law Number 1 of the Company reads as follows:

“The holders of at least 33-1/3% of the shares entitled to vote at the meeting, present personally or represented by proxy, shall constitute a quorum of any meeting of shareholders or of any class of shareholders”

be and hereby is approved by the shareholders of the Company;

2.	Any director, officer, or other person duly authorized by the Company, be and is hereby authorized and directed to execute and deliver all such deeds, documents, instruments and assurances and to do all such acts and things as in his or her option may be necessary or desirable to give effect to this resolution.

SCHEDULE D

TSX CORPORATE GOVERNANCE GUIDELINES COMPLIANCE

TSX CORPORATE GOVERNANCE GUIDELINE		DOES THE COMPANY COMPLY?	COMMENTS
1.	The Board should explicitly assume responsibility for the stewardship of the Company, and specifically for:
	(i) adoption of a strategic planning process;	Yes
The Board of Directors is actively involved in the Company’s strategic planning process. In addition, at least one Board of Directors meeting per year is set aside for a review of management’s strategic direction, guidelines and plans

	(ii) identification of principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks;	Yes	The Board of Directors has specifically identified the Company’s principal risks and manages these risks through regular appraisal of management’s practices
	(iii) succession planning, including appointing, training and monitoring of senior management;	Yes	The Board of Directors reviews its organizational structure and succession planning matters at least annually
	(iv) communications policy; and	Yes
The Board of Directors has approved and reserves the right to review and approve amendments to the Company’s policies relating to communications between the Company, its shareholders and the public. In furtherance of this responsibility, the Board of Directors is obliged to approve any public information releases of a material nature

TSX CORPORATE GOVERNANCE GUIDELINE		DOES THE COMPANY COMPLY?	COMMENTS
	(v) the integrity of the Company’s internal controls and management information systems.	Yes
The Board of Directors, through the appointment of various committees, or through the review and approval of the plans of various committees of management, has assured itself of an effective means of monitoring the integrity of the Company’s system of internal controls. Each of the following committees is responsible periodically for reporting to the Board of Directors on the noted areas:
•   Audit Committee (held 9 meetings during fiscal 2004): compliance of all financial reporting with accounting principles and oversight of all financial plans
•  Compensation Committee (held 5 meetings during fiscal 2004): fixing the remuneration for the chief executive officer and administration of the Company’s stock option plans
Nominating and Corporate Governance Committee (held 3 meetings in fiscal 2004): evaluation of board and individual director performance
•  Technology Committee (held 4 meetings during fiscal 2004): review/recommendation of technology investments and oversight of the Company’s technology strategy

2.	Majority of Directors to be “unrelated.”	Yes	Mr. Winston (President and Chief Executive Officer of the Company) is the only related director

TSX CORPORATE GOVERNANCE GUIDELINE		DOES THE COMPANY COMPLY?	COMMENTS
3.	Disclosure for each Director as to whether such Director is related or unrelated and the basis for the conclusion.	Yes
Related — Charles D. Winston, President and Chief Executive Officer of the Company
For the remainder of the proposed Directors, none of them or their associates have:
•   worked for the Company
•  material contracts with the Company
•  received remuneration from the Company in excess of Director fees
Unrelated — Richard B. Black
Unrelated — Garrett Garrettson
Unrelated — Phillip A. Griffiths
Unrelated — Marina Hatsopoulos
Unrelated — Byron O. Pond
Unrelated — Benjamin J. Virgilio

4.	Appoint a Committee of the Board of Directors responsible for appointment/ assessment of Directors, composed exclusively of non-management Directors the majority of whom are unrelated.	Yes	The Nominating and Corporate Governance Committee has responsibility for nominating new directors
5.	Implement a process for assessing the effectiveness of the Board of Directors, its committees and individual Directors.	Yes
The Board of Directors and the Nominating and Corporate Governance Committee monitor the effectiveness of the relationship between management and the Board of Directors, the effectiveness of the Board of Directors’ operations, the operations of its committees and that of individual directors, to recommend improvements to each of the above

6.	Provide orientation and education programs for new Directors.	Yes	The Board of Directors is responsible for the orientation and education of new Directors
7.	Review and, where appropriate, reduce the size of the Board of Directors to promote more efficient decision-making.	Yes	The membership of the Board of Directors is set at seven (7), which is considered to be optimum

TSX CORPORATE GOVERNANCE GUIDELINE		DOES THE COMPANY COMPLY?	COMMENTS
8.	Review and ensure that the compensation of Directors reflects the risks and responsibilities involved.	Yes	The Board ensures director compensation levels are sufficiently reflective of responsibilities and risks involved
9.	Committees of the Board of Directors should generally be composed of outside Directors who are unrelated.	Yes	All committees, except the technology committee, are composed entirely of outside, unrelated Directors
10.	Assign responsibility for the Board of Director’s approach to governance issues to a committee of the Board of Directors.	Yes
The Nominating and Corporate Governance Committee, is chartered to review matters pertaining to governance including committee membership and mandates, making recommendations for change and for other such initiatives which may be deemed to be in the interest of the Board of Directors in order to improve corporate governance

11.	Define limits to management’s responsibilities by developing mandates for:
	(i) the Board of Directors	Yes	The Board reviews and approves significant operational and financial matters and provides direction to management on these matters
	(ii) the Chief Executive Officer, and approving the Chief Executive Officer’s corporate objectives.	Yes
The Chief Executive Officer’s mandate, which includes the general mandate to maximize shareholder value is established year to year in the form of annual corporate objectives and strategic directions which are subject to Board of Directors approval

12.	Ensure that the Board of Directors is able to function independently of management.	Yes
Six of seven members of the Board of Directors are outside, unrelated Directors and all committees of the Board of Directors, except the technology committee, are composed entirely of outside Directors

TSX CORPORATE GOVERNANCE GUIDELINE		DOES THE COMPANY COMPLY?	COMMENTS
13.	Establish an Audit Committee, all the members of which are outside, unrelated Directors.	Yes
As noted above, all of the members of the Company’s Audit Committee are independent, unrelated Directors. The Audit Committee is mandated to:
•   monitor audit functions and the preparation of financial statements;
•  approve press releases on financial results;
•  review annual information circulars as well as any material change reports and prospectuses;
•  meet with outside auditors independent of management where appropriate;
•  appoint, evaluate and retain the Company’s independent auditors each fiscal year
•  maintain direct responsibility for the compensation, termination and oversight of the auditors’ performance and evaluate the auditors’ qualifications and performance; and
•  review and approve foreign currency risk strategies and the Company’s investment policy.

14.	Provide for the engagement of outside advisors by individual Directors at the Company’s expense.	Yes	Individual Directors may engage the services of an outside advisor with the approval of the Board of Directors

GSI LUMONICS INC.

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001
SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X	Security Class	COMMON SHARES

Holder Account Number
	C9999999999	I ND

Fold

Form of Proxy - Annual and Special Meeting of Shareholders to be held on May 26, 2005

This Form of Proxy is solicited by and on behalf of Management.
Notes to proxy

1.

Every holder has the right to appoint some other person of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.

The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the notice of meeting or other matters that may properly come before the meeting.

Fold

Proxies submitted must be received by 5:00 pm, Eastern Time, on May 25, 2005

Ê	SAM SAMPLE					C9999999999 IND C02						Ê

Appointment of Proxyholder

The undersigned shareholder of GSI Lumonics Inc. (the
“Company”) hereby appoints Charles D. Winston,
President and Chief Executive Officer and a director or,
failing him, Thomas R. Swain, Vice President, Finance
and Chief Financial Officer

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

OR

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Shareholders to be held at The Bedford Renaissance Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts on Thursday, May 26, 2005 at 9:00 a.m. (EDT) and at any adjournment thereof.

1. Election of Directors
		For	Withhold				For	Withhold

01. Richard B. Black	w	☐	☐	05. Byron O. Pond		w	☐	☐

02. Garrett A. Garrettson	w	☐	☐	06. Benjamin J. Virgilio		w	☐	☐
Fold
03. Phillip A. Griffiths, Ph.D.	w	☐	☐	07. Charles D. Winston		w	☐	☐

04. Marina Hatsopoulos	w	☐	☐

2. Appointment of Auditors
Ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.								For w ☐	Withhold w ☐

Resolutions Management recommends a vote FOR the following resolutions. Please read the resolutions in full in the accompanying Information Circular.
			For	Against	Abstain					For	Against	Abstain

3		The resolution, if proposed at the Meeting, permitting two (2) or more director nominees to be elected by a single resolution and vote as opposed to electing each director nominee by way of separate resolution and vote.	w ☐	☐	☐	6	Approval of the amendment to the Company’s By-Law Number 1, as described in the Management Proxy Circular accompanying this proxy.		w	☐	☐	☐

4		Approval of the adoption of the Company’s Shareholder Rights Plan, as described in the Management Proxy Circular accompanying this proxy.	w ☐	☐	☐

5		Approval of the amendment to the Company’s Articles of Continuance to change the name of the Company from GSI Lumonics Inc. to GSI Group Inc.	w ☐	☐	☐
Fold
Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by management.

Signature(s)

Date

Financial Statements Request			Interim Financial Reports					Annual Reports

In accordance with securities regulations, shareholders may elect annually to receive financial statements, if they so request. If you wish to receive such mailings, please mark your selection.			☐	Mark this box if you would like to receive interim financial reports by mail. You may also register online to receive financial statements at www.computershare.com/ca/mailinglist				☐	Mark this box if you DO NOT want to receive the Annual Report by mail.

If you do not mark the box, or do not return this PROXY or register online, then it will be assumed you do NOT want to receive interim financial statements.

■	9 9 9 9 9	0 0 4 5 1 9				1 P |			L S | Q			Ê

GSI LUMONICS INC.

9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X	Security Class
EXCH-VIEW ENGINEERING COMMON

Holder Account Number
	C9999999999	IND

Fold

Form of Proxy - Annual and Special Meeting of Shareholders to be held on May 26, 2005

This Form of Proxy is solicited by and on behalf of Management.
Notes to proxy

1.

Every holder has the right to appoint some other person of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.

The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.

The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the notice of meeting or other matters that may properly come before the meeting.

Fold

Proxies submitted must be received by 5:00 pm, Eastern Time, on May 25, 2005

Ê	SAM SAMPLE					C9999999999 IND C01						Ê

Appointment of Proxyholder

The undersigned shareholder of GSI Lumonics Inc. (the
“Company”) hereby appoints Charles D. Winston,
President and Chief Executive Officer and a director or,
failing him, Thomas R. Swain, Vice President, Finance
and Chief Financial Officer

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

OR

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Shareholders to be held at The Bedford Renaissance Hotel, 44 Middlesex Turnpike, Bedford, Massachusetts on Thursday, May 26, 2005 at 9:00 a.m. (EDT) and at any adjournment thereof.

1. Election of Directors
		For	Withhold				For	Withhold

01. Richard B. Black	w	☐	☐	05. Byron O. Pond		w	☐	☐

02. Garrett A. Garrettson	w	☐	☐	06. Benjamin J. Virgilio		w	☐	☐
Fold
03. Phillip A. Griffiths, Ph.D.	w	☐	☐	07. Charles D. Winston		w	☐	☐

04. Marina Hatsopoulos	w	☐	☐

2. Appointment of Auditors
Ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.								For w ☐	Withhold w ☐

Resolutions Management recommends a vote FOR the following resolutions. Please read the resolutions in full in the accompanying Information Circular.
			For	Against	Abstain					For	Against	Abstain

3		The resolution, if proposed at the Meeting, permitting two (2) or more director nominees to be elected by a single resolution and vote as opposed to electing each director nominee by way of separate resolution and vote.	w ☐	☐	☐	6	Approval of the amendment to the Company’s By-Law Number 1, as described in the Management Proxy Circular accompanying this proxy.		w	☐	☐	☐

4		Approval of the adoption of the Company’s Shareholder Rights Plan, as described in the Management Proxy Circular accompanying this proxy.	w ☐	☐	☐

5		Approval of the amendment to the Company’s Articles of Continuance to change the name of the Company from GSI Lumonics Inc. to GSI Group Inc.	w ☐	☐	☐
Fold
Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by management.

Signature(s)

Date

Financial Statements Request			Interim Financial Reports					Annual Reports

In accordance with securities regulations, shareholders may elect annually to receive financial statements, if they so request. If you wish to receive such mailings, please mark your selection.			☐	Mark this box if you would like to receive interim financial reports by mail. You may also register online to receive financial statements at www.computershare.com/ca/mailinglist				☐	Mark this box if you DO NOT want to receive the Annual Report by mail.

If you do not mark the box, or do not return this PROXY or register online, then it will be assumed you do NOT want to receive interim financial statements.

■	9 9 9 9 9	0 0 4 5 1 9				2 P |			L S | Q			Ê